UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ING SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 17, 2007

ING SERIES FUND, INC.
ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION MODERATE FUND

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180
September 18, 2007

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of ING Series Fund, Inc. (the “Company”) and of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, each a series of the Company (each a “Fund” and together, the “Funds”), I am pleased to invite you to a special meeting of shareholders (“Special Meeting”) of the Funds scheduled for 10:00 AM, local time, on November 15, 2007 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Funds and to you as a shareholder.

At the Special Meeting, shareholders of each of the Funds will be asked to (1) elect a Board of Directors of the Company; (2) ratify the Board’s selection of KPMG, LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning June 1, 2007; (3) standardize the investment restrictions of each of the Funds; (4) reclassify the investment objective of each Fund as non-fundamental; (5) approve a proposal to implement a “manager-of-managers” arrangement for each Fund that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of such Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders; and (6)(a) approve a proposal to convert each Fund to a fund-of-funds structure; (b) approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments, and  (c) approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. (the Sub-Adviser”) to reduce the fee payable to the Sub-Adviser.  Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board has concluded that each Proposal is in the best interests of the Funds and their shareholders and unanimously recommends that you vote “FOR” the Proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 14, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ SHAUN P. MATHEWS
SHAUN P. MATHEWS
PRESIDENT AND CHIEF EXECUTIVE OFFICER

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ING SERIES FUND, INC.
ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION MODERATE FUND

7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING SERIES FUND, INC.
SCHEDULED FOR NOVEMBER 15, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, each a series of ING Series Fund, Inc. (each a “Fund” and together, the “Funds”), is scheduled for November 15, 2007 at 10:00 AM, local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following proposals:

(1)           To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);

(2)           To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning June 1, 2007;

(3)           To standardize the investment restrictions of each of the Funds;

(4)           To reclassify the investment objective of each Fund as non-fundamental;

(5)           To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders;

(6)           (a)   To approve a proposal to convert each of the Funds to a fund-of-funds structure;

(b)   To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

(c)   To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

Shareholders of record as of the close of business on August 22, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the

Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN NOVEMBER 14, 2007, THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (1) executing and submitting a new Proxy Ballot bearing a later date; (2) giving written notice to the Fund of revocation of an earlier submitted Proxy Ballot; or (3) voting in person at the Special Meeting.

By Order of the Board of Directors,

/s/HUEY P. FALGOUT, JR.
HUEY P. FALGOUT, JR , SECRETARY

Dated: September 18, 2007

PROXY STATEMENT

ING SERIES FUND, INC.
ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION MODERATE FUND

THE BOARD OF DIRECTORS OF ING SERIES FUND, INC. IS SENDING THIS PROXY STATEMENT, THE ATTACHED NOTICE OF SPECIAL MEETING, AND THE ENCLOSED PROXY BALLOT ON OR ABOUT SEPTEMBER 18, 2007.

TOLL FREE: (800) 992-0180
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258-2034

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR NOVEMBER 15, 2007

(This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

The Board of Directors (“Board” or “Board of Directors”) of ING Series Fund, Inc. (the “Company”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about September 18, 2007 to you and all other shareholders of record who have a beneficial interest in ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, each a series of the Company (each a “Fund” and together, the “Funds”) as of the close of business on August 22, 2007 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (“Special Meeting”) of the Funds.

WHO IS ELIGIBLE TO VOTE?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about September 18, 2007 to all shareholders of record at the close of business on the Record Date who are eligible to vote. (SEE “How do I vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

FUND	SHARE CLASS	SHARES OUTSTANDING
ING Strategic Allocation Conservative Fund	Class A	2,241,910.398
	Class B	459,844.316
	Class C	208,494.755
	Class I	323,473.714
	Class O	371,378.591

ING Strategic Allocation Growth Fund	Class A	3,557,949.693
	Class B	1,392,652.861
	Class C	239,532.089
	Class I	765,461.568
	Class O	985,245.778

ING Strategic Allocation Moderate Fund	Class A	4,804,165.149
	Class B	1,409,466.350
	Class C	194,282.460
	Class I	890,296.422
	Class O	668,250.545

To the best of the Company’s knowledge, as of August 22, 2007: (1) no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix A to this Proxy Statement; and (2) no Director or officer of any Fund owned of record or beneficially more than 1% of any class of the Fund’s securities.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.               To elect a Board of Directors of the Company;

2.               To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning June 1, 2007;

3.               To standardize the investment restrictions of the Funds;

4.               To reclassify the investment objective of each Fund as non-fundamental;

5.               To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds that will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders;

6.               (a)       To approve a proposal to convert each of the Funds to a fund-of-funds structure;

(b)                     To approve an amendment to the Investment Advisory Agreement (the “Proposed Amendment”) between ING Investments and the Company with respect to each Fund to reduce the fee payable to ING Investments; and

(c)                      To approve an amendment to the Sub-Advisory Agreement (the “Sub-Advisory Amendment”) between ING Investments and ING Investment Management Co. (“ING IM” or the “Sub-Adviser”) with respect to each Fund to reduce the fees payable thereunder.

Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement, and one Proxy Ballot for each Fund you own because you have the right to vote on these important Proposals concerning your investment in the Fund(s).

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.  For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

HOW DO I VOTE?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Proxy Ballot. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at (866) 436-6039.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Company has retained ComputerShare Fund Services, a professional proxy solicitation firm, (“Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $38,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 436-6039.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for November 15, 2007 at 10:00 AM local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

Additional information about the Funds is available in their respective prospectuses, statement of additional information and annual shareholder reports.

You can obtain copies of the prospectuses, statement of additional information or annual shareholder report of the Funds upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual shareholder report.

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that the shareholders of each Fund vote “FOR” each of the Proposals described in this Proxy Statement.

PROPOSAL ONE

ELECTION OF THE DIRECTORS

WHAT IS PROPOSAL ONE?

The Board has nominated nine individuals (the “Nominees”) for election as Directors of the Company. Shareholders are being asked to elect the Nominees as Directors, each to serve until their death, resignation or retirement or until his or her successor is duly elected and qualified.  Pertinent information about each Nominee is set forth below.

The Nominees include each of the current members of the Board, none of whom is an “interested person” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such individuals are commonly referred to as “Independent Directors”).  Of the current Directors, Dr. DePrince, Ms. Fighetti, Mr. Koch and Dr. Norgaard have previously been elected by shareholders of the Company.  Messrs. Obermeyer and O’Dell have not previously been elected by the shareholders of the Company.

Mr. Russell Jones is not currently a Director of the Company.   With respect to the nomination of  Mr. Jones, the Company’s Nominating Committee, which consists of all the Independent Directors, and which, among other things, considers recommendations on nomination for Directors, reviewed the qualifications, experience and background of Mr. Jones.  Based upon this review, the Nominating Committee recommended Mr. Jones to the Board as a candidate for nomination as an Independent Director.  At a meeting of the Board held on August 7, 2007, after discussion and further consideration of the matter, the Board voted to nominate Mr. Jones for election by shareholders.

Mr. Shaun Mathews and Mr. Fredric (Rick) A. Nelson III are each “Interested Persons” of the Company, as defined in the 1940 Act, because of their affiliation with the ING Investments and ING IM, respectively.  With respect to the nominations of  Mr. Mathews and Mr. Nelson, the Board, reviewed the qualifications, experience and background of Messrs. Mathews and Nelson.  Further, in considering the nominations of Messrs. Mathews and Nelson the Board considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have representatives of management of the Funds serve as members of the Board.  Based upon this review, at a meeting of the Board held on August 7, 2007, after discussion and further consideration of the matter, the Board voted to nominate Messrs. Mathews and Nelson for election by shareholders.

The Board has considered the various factors affecting the desirable composition of the Board and the appropriate timing of submitting the nomination of the Nominees to shareholder vote.  Among other things, the Board considered the anticipated retirement from the Board of Mr. O’Dell pursuant to the Board’s Retirement Policy (as described below), which is scheduled to occur on or about March 31, 2008, and regulatory requirements applicable to the election of mutual fund directors.  The Board determined that it would be in the interest of the Company and its shareholders to elect Mr. Jones as an Independent Director at this time, which will permit Mr. Jones to serve as a member of the Board together with Mr. O’Dell for a period of approximately six months prior to Mr. O’Dell’s retirement, which will facilitate an orderly succession of Independent Director duties and responsibilities.

Each Nominee has consented to serve as a Director and to being named in this Proxy Statement.  If elected, each Nominee will serve as a Director until the next meeting of shareholders, if any, called for the purpose of electing directors or until such individual’s death, resignation or retirement or until the election and qualification of a successor. If a Director sooner dies, resigns or retires the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Board has adopted a mandatory retirement policy for Independent Directors (the “Retirement Policy”). Under the Retirement Policy, each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date a successor Director is elected or appointed to the Board.  With respect to Dr. DePrince, Ms. Fighetti, Mr. Koch and Dr. Norgaard, each of whom was an Independent Director and under the age of 72 when the Retirement Policy was adopted, upon the vote of a majority of the other Independent Directors, each such Independent Director may be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

INFORMATION REGARDING NOMINEES

Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an “interested person,” as defined in the 1940 Act, by virtue of that person’s affiliation with any of the Funds, ING or any of their affiliates. The business address of each Nominee is 7337 East Doubletree Ranch Rd., Scottsdale AZ 85258.

Independent Directors / Nominees

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Series Portfolios in the ING Board Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Albert E. DePrince, Jr. (Age 66)	Director	Since 1998	Professor of Economics and Finance, Middle Tennessee State University, 1991 to present. Director, Business and Economic Research Center, Middle Tennessee State University, 1994 – 2007.	33

Director/Trustee, ING Variable Portfolios, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Maria T. Fighetti (Age 63)	Director	Since 1994	Retired. Attorney; Associate Commissioner/Attorney, New York City Department of Mental Health, 1973-2002.	33

Director/Trustee, ING Variable Portfolios, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Sidney Koch (Age 72)	Director	Since 1994	Self-Employed Consultant (2000-present). Executive Vice President, Daiwa Securities America, Inc. (1986-1993).	33

Director/Trustee, ING Variable Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Corine T. Norgaard (Age 70)	Director	Since 1991	Self-Employed Consultant. President, Thompson Enterprises, September 2004- September 2005. Dean of the Barney School of Business, University of Hartford, 1996 – 2004.	33

Director, Advest Bank & Trust, April 1997 to present; Director, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies), April 1998 to present; Director/Trustee, ING Variable Portfolios, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Series Portfolios in the ING Board Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Joseph E. Obermeyer (Age 49)	Director	Since 2002	President, Obermeyer & Associates, Inc. (consulting firm), 1999 – Present.	33

Director/Trustee, ING Variable Portfolios, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Edward T. O’Dell (Age 71)	Director	Since 2002	Retired. Prior to 2001, Partner with Goodwin Procter LLP (law firm.)	33

Director/Trustee, ING Variable Portfolios, Inc., ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio and ING GET Fund.

Russell Jones (Age 63)	Nominee for Director	N/A	Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, 1973-Present.	None (nominee to serve as director of 30 series/portfolios)	None

Nominees Who are Interested Persons of the Company

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Serviced	Principal Occupation During the Past 5 Years	Number of Portfolios in the ING Fund Complex Overseen by the Director or Nominee	Other Directorships Held by the Director or Nominee
Shaun Mathews* (Age 52)	President, Nominee for Director	N/A

President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present).  Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

None (nominee to serve as director of 30 series/portfolios)

Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

Fredric (Rick) A. Nelson III* (Age 50)	Nominee for Director	N/A

Vice Chairman and Chief Investment Officer, ING Investment Management Americas, Formerly, head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JPMorgan Fleming Investment Management, Inc until 2003.

				None (nominee to serve as director of 30 series/portfolios)	None

OWNERSHIP OF FUND SHARES

The Board has adopted a policy requiring each Independent Director to make an initial investment of at least $100,000, either directly or indirectly, in one or more funds within the fund complex on whose boards they serve (the “ING Board Complex”).  The ING Board Complex is comprised of each registrant and each series or portfolio thereof listed on Appendix K.  Further, the policy requires that any Independent Director who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Director that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Director invests at least $25,000 per year in the Funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement).  Investments made indirectly through participation in the Board’s deferred compensation plan would be counted towards the $100,000 investment requirement and an Independent Director would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the ING Board Complex held directly or indirectly by each Independent Director as of a recent date. To the best of the Company’s knowledge, as of August 22, 2007, no Independent Director owned 1% or more of the outstanding shares of any class of a Fund, and the Independent Directors of the Funds owned, as a group, less than 1% of the shares of each class of each Fund.

Independent Director	Name of Fund	Dollar Range of Shares in the Funds	Aggregate Dollar Range of Shares of all Funds in the ING Board Complex
Albert E. DePrince, Jr.	All Funds	None	Over $100,000(1)
Maria T. Fighetti	All Funds	None	Over $100,000(1)
Sidney Koch	All Funds	None	Over $100,000
Corine T. Norgaard	All Funds	None	Over $100,000
Joseph E. Obermeyer	All Funds	None	Over $100,000(1)
Edward T. O’Dell	All Funds	None	Over $100,000(1)

(1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

COMMITTEES

AUDIT COMMITTEE. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto.  The Audit Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix D.  The Audit Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Mr. Obermeyer, and Dr. Norgaard serve as Chairperson and Vice Chairperson, respectively, of the Audit Committee.  Furthermore, the Board has determined that Mr. Obermeyer and Dr. Norgaard are audit committee financial experts as that term is defined by the SEC.  During the year ended December 31, 2006, the Audit Committee met four times.

CONTRACTS COMMITTEE. The Board has a Contracts Committee whose function is to review the Funds’ contractual arrangements, including investment advisory, subadvisory, distribution and administrative contracts, at least annually in connection with considering the continuation of those contracts and to address any actual disputes or questions that may arise in connection with such contracts.  The Contracts Committee is also responsible for handling other matters in which the Adviser or any affiliated entity has an actual or potential conflict of interest with the interests of any of the Funds.  The Contracts Committee may meet any time there is a proposal to materially amend any of those contracts, any time there is a dispute in connection with any of those contracts and at any time that an actual or potential conflict of interest is identified.  The Contracts Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Mr. Koch and Dr. DePrince serve as Chairperson and Vice Chairperson, respectively, of the Contracts Committee. The Contracts Committee met seven times during the year ended December 31, 2006.

NOMINATING COMMITTEE. The Board has a Nominating Committee whose function is to consider, evaluate and make recommendations to the Board of candidates to serve as Independent Directors on the Board.  The Nominating Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix E.  The Nominating Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell. Dr. DePrince serves as Chairperson of the Nominating Committee. During the year ended December 31, 2006, the Nominating Committee met twice.

The Independent Directors are solely responsible for appointing or nominating Independent Directors for election by shareholders.  All individuals considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Company, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for the

Funds’ compliance with securities law.  The Nominating Committee shall, when identifying candidates for the position of Independent Director, consider any such candidate recommended by a shareholder of a Fund, provided that such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Information received from a shareholder setting forth a recommendation will be retained for use by the Nominating Committee for not more than 12 months.  Shareholders should address any such recommendation to the attention of the Nominating Committee, c/o the Secretary of the Fund.  Promptly upon receipt of a recommendation from a shareholder, on behalf of the Nominating Committee, the Secretary shall send a written acknowledgement of receipt of the recommendation, which acknowledgement shall indicate that the information will be retained by the Nominating Committee for not more than 12 months.

COMPLIANCE COMMITTEE.  The Board has established a Compliance Committee whose function is to (1) provide oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) serve as a qualified legal compliance committee under applicable law, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws.  The Compliance Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Corine T. Norgaard, Joseph E. Obermeyer and Edward O’Dell.  Dr. Norgaard is the Chairperson and Mr. O’Dell is the Vice Chairperson.  The Compliance Committee held four (4) meetings during the year ended December 31, 2006.

BOARD.  During the year ended December 31, 2006, the Board held five meetings.  Each Director attended all Board meetings and all meetings held by each committee.

WHO ARE THE FUND’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS?

The accounting firm of KPMG currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds.  The Board has selected KPMG as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year beginning June 1, 2007.

The following tables shows fees paid to KPMG for professional audit services during each of the Funds’ most recent fiscal years ended May 31, 2007 and May 31, 2006, as well as fees billed for other services rendered by KPMG to the Funds.

ING Strategic Allocation Conservative Fund

	2007	2006
Audit Fees (1)	$18,333	6,516
Audit-Related Fees (2)	$5,301	396
Tax Fees (3)	$5,190	4,970
All Other Fees (4)	$0	0

ING Strategic Allocation Growth Fund

	2007	2006
Audit Fees (1)	$18,333	12,788
Audit-Related Fees (2)	$13,309	853
Tax Fees (3)	$5,190	4,970
All Other Fees (4)	$0	0

ING Strategic Allocation Moderate Fund

	2007	2006
Audit Fees (1)	$18,333	14,936
Audit-Related Fees (2)	$14,054	927
Tax Fees (3)	$5,190	4,970
All Other Fees (4)	$0	0

(1)      Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)      Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)      Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)      All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended May 31, 2007 and May 31, 2006 were $116,020 and $356,472, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Funds provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The executive officers of the Company, together with such person’s position with the Company and principal occupation for the last five years, are listed in Appendix B.

REMUNERATION OF DIRECTORS AND OFFICERS

For service on the Board and the boards of other investment companies in the ING Board Complex, each Independent Director is entitled to receive (i) an annual retainer of $60,000, payable in equal quarterly installments; (ii) $7,500 per meeting for each Board meeting in which the Independent Director participates in person; (iii) $7,500 per meeting for each Contracts Committee meeting in which the Independent Director participates in person; (iv) $3,500 per meeting for each committee meeting, other than for a Contracts Committee meeting, held in conjunction with a Board meeting in which the Independent Director participates in person, and $5,000 per meeting for each committee meeting, other than for Contracts Committee meeting, not held in conjunction with a Board meeting, in which the Independent Director participates in person; (v) $2,500 per meeting for each meeting of the Board or an committee in which the Independent Director  participates by telephone (including via video conference); (vi) $35,000 per annum for serving as Chairperson of the Contracts Committee, payable in equal quarterly installments; (vii) $15,000 per annum for serving as Chairperson of the Audit Committee, payable in equal quarterly installments; (viii) $15,000 per annum for serving as Chairperson of the Compliance Committee, payable in equal quarterly installments; (ix) $5,000 per annum for serving as Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (x) $20,000, $7,500 and $7,500 per annum for serving as Committee Vice Chairperson of the Contracts, Compliance and Audit Committees, respectively, payable in equal quarterly installments.  In addition, each Independent Director is entitled to reimbursement for out-of-pocket expenses incurred in attending Board and Committee meetings.  All such fees and expense reimbursements are allocated among all funds within the ING Board Complex pro rata based upon the average net assets of all the funds within the ING Board Complex as of the date the payment is due. None of the Independent Directors is entitled to receive pension or retirement benefits.

The following table sets forth the compensation paid to each of the Independent Directors for the fiscal year ended May 31, 2007. Directors and officers of the Company who are also directors, officers or employees of ING and its affiliates are not entitled to receive any compensation from the Company.  In the field entitled  “Total Compensation from the Company and Fund Complex Paid to Directors,” the number in parentheses indicates the total number of investment company boards of directors/trustees in the ING Complex on which the Independent Director served during the year.

	Aggregate Compensation By Fund for Most Recent Fiscal Year
Fund	Fiscal Year End	Albert E. DePrince, Jr.	Maria T. Fighetti	Sidney Koch	Corine T. Norgaard	Joseph E. Obermeyer	Edward T. O’Dell
ING Strategic Allocation Conservative Fund	31-May	$495.44	$445.27	$533.07	$501.71	$482.90	$464.09
ING Strategic Allocation Growth Fund	31-May	$1,102.61	$990.96	$1,186.36	$1,116.57	$1,074.70	$1,032.83
ING Strategic Allocation Moderate Fund	31-May	$1,183.87	$1,063.99	$1,273.79	$1,198.86	$1,153.90	$1,108.94
Total Compensation from the Company and the ING Board Complex Paid to Directors		$197,500.00	$177,500.00	$212,500.00	$200,000.00	$192,500.00	$185,000.00

WHAT IS THE REQUIRED VOTE?

Shareholders of the Funds, together with shareholders of all other portfolio series of the Company (the “Other Funds”), will vote collectively as a single class on the election of each Nominee.  The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of the Company voting at the Special Meeting at which a quorum is present.  Shareholders who vote FOR Proposal One will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY BALLOT.

Shareholders of the Other Funds will separately receive a proxy statement regarding this Proposal One and will vote with the Funds on this Proposal One at the Special Meeting.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

If shareholders of the Company do not approve the Nominees, the Funds will continue to be managed under the current Directors and the Board will determine what action, if any, should be taken.

WHAT DOES THE BOARD RECOMMEND?

The Board has determined that election of the nine Nominees as Directors is in the interests of the Funds and their Shareholders.  Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the nomination of each of the nine Nominees.  The Board is recommending that the Shareholders vote “FOR” each of the Nominees.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL ONE.

PROPOSAL TWO
RATIFICATION OF SELECTION OF REGISTERED
INDEPENDENT PUBLIC ACCOUNTING FIRM

WHAT IS PROPOSAL TWO?

The Funds are being asked to ratify the selection of the accounting firm of KPMG LLP (“KPMG”) to act as the registered independent public accounting firm (the “Independent Auditor”) for the Company for the fiscal year beginning June 1, 2007.

The Board, including a majority of Independent Directors, selected KPMG to act as the Independent Auditor for the fiscal year beginning June 1, 2007.

KPMG or its predecessor has served as Independent Auditor for the Funds with respect to its financial statements since the Company’s inception.

KPMG has advised the Funds that it is a registered independent public accounting firm and has no direct financial or material indirect financial interest in the Funds or the Other Funds. Representatives of KPMG are not expected to be at the Special Meeting, but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT FEES ARE PAID TO THE INDEPENDENT AUDITORS?

Information concerning fees paid to the Independent Auditor for professional and audit services is provided in Proposal One under the heading “WHO ARE THE FUND’S INDEPENDENT PUBLIC ACCOUNTANTS?”

WHAT IS THE REQUIRED VOTE?

Shareholders of the Funds, together with shareholders of all Other Funds, will vote as a single class on the ratification of KPMG as the Independent Auditor.  The affirmative vote of a majority of the shares of the Company voted at the Special Meeting at which a quorum is present is required to approve this Proposal Two.

Shareholders of the Other Funds will separately receive a proxy statement regarding this Proposal Two and will vote with the Funds on this Proposal Two at the Special Meeting.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

If shareholders of the Company do not ratify the selection of KPMG LLP as the Independent Auditor for the Funds for the fiscal year beginning June 1, 2007, the proposal will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that ratifying the selection of KPMG LLP as the Independent Auditor is in the interests of the Funds and their shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the selection of KPMG LLP as the Independent Auditor and voted to recommend ratification to shareholders of the Funds.  The Board is recommending that shareholders of the Fund vote “FOR” this Proposal Two.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TWO.

PROPOSAL THREE
MODIFICATION AND STANDARDIZATION OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT IS PROPOSAL THREE?

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

Over the years, each of the Funds has adopted fundamental policies and restrictions to reflect then-current regulatory, business or industry conditions.  Developments in the rules governing mutual funds have left many of the Funds’ existing investment restrictions outdated.  As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing each Fund’s assets.  In addition, the language of the policies and restrictions adopted by the Funds varies among the Funds, the other funds within the ING Board Complex and other investment companies advised by the Adviser (collectively, the “ING Complex”).  The lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

The Board, together with the Adviser, recently reviewed each Fund’s fundamental investment restrictions and determined that it would be in the interests of each Fund to simplify, modernize and make consistent with those of the other funds and other investment companies in the ING Complex each Fund’s policies that are required to be fundamental under the 1940 Act.  Proposal Three seeks shareholder approval of changes that are intended to accomplish the foregoing objective.

The proposed changes to each Fund’s investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which will facilitate the compliance efforts of each of the Funds and promote operational efficiencies.  If approved, it is anticipated that the proposed changes would expand the range of investment opportunities and techniques available to manage each Fund’s portfolio.

The Funds’ current investment restrictions are listed in Appendix F to this Proxy Statement, and in the “Investment Restrictions” section of each Fund’s statement of additional information. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed without shareholder approval. The proposed changes to the fundamental restrictions are discussed in detail below.  Proposal Three consists of several sub-Proposals, each concerning a proposed modification to a specific investment restriction.  Assuming the proposed changes are approved, the Funds’ registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the changes to the restrictions.

HOW WILL THE PROPOSAL AFFECT THE INVESTMENT PROGRAM OF THE FUNDS?

Although the sub-Proposals of this Proposal Three give the Funds greater flexibility to respond to future investment opportunities, the Board does not believe that any of these changes will materially impact the way any of the Funds are managed in the immediate future. The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged.  The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to materially affect the manner in which the Funds are managed, the level of investment risk of the Funds, or the investment performance of the Funds.

Proposal Three-A: Modify the Fundamental Investment Restriction on Concentration.

The current fundamental investment restriction with respect to concentration for each Fund is as follows:

“[The Fund may not]  concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry.  For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance.  In addition, for purposes of this restriction, for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively referred to as the “ING Strategic Allocation Funds”), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial.  This limitation will not apply to any Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.”

If shareholders approve this proposal, the current fundamental investment restriction with respect to concentration for each Fund would be modified to read as follows:

“[The Fund may not] purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or tax exempt securities issued by any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. Each of the Funds are currently subject to fundamental investment restrictions on concentration. However, these restrictions vary among the funds within the ING Complex with respect to the categories of investments that are excepted from coverage of the restriction.

The proposed modification to the Funds’ restriction on concentration would (i) implement a uniform concentration policy for all funds within the ING Complex, (ii) expressly reference the categories of investments that are excepted from coverage of the restriction, and (iii) expressly except investments in other investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds, from the coverage of the restriction.

If shareholders of any Fund do not approve this Proposal Three-A the standardized investment restriction on concentration will not be implemented for such Fund and the proposed investment restrictions will not replace the existing restriction for such Fund.  Furthermore, Proposals Six-A, Six-B and Six-C of this proxy statement seek to implement a fund-of-funds structure for each of the Funds.  In the event that this Proposal Three-A is not approved by a Fund, the effectiveness of such a structure would be limited, since holdings in investment companies that invest in a particular industry would remain limited to less than 25% of the Fund’s total assets. Accordingly, if Proposal Three-A is not approved by any Fund, the Board will determine what action, if any, should be taken with respect to Proposals Six-A, Six-B, and Six-C.  If the Board determines it is not feasible to implement Proposals Six-A, Six-B and Six-C under the current investment restriction on concentration the Board may consider other options with respect to the Fund, such as liquidating the Fund or merging the Fund into another fund within the ING Complex.

Proposal Three-B: Modify the Fundamental Investment Restriction on Diversification.

The current fundamental investment restriction with respect to diversification for each Fund is as follows:

“[The Fund may not] hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund’s total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction.”

If shareholders approve this proposal, the current fundamental investment restriction with respect to diversification for each Fund would be modified to read as follows:

“[The Fund may not] purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies.”

Discussion of Proposed Modifications.  The 1940 Act requires each mutual fund to adopt a fundamental investment policy regarding diversification.  Each of the Funds is classified as “diversified” and currently has a policy that, with respect to 75% of its total assets, it may not (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer.  Up to 25% of a Fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

Although the current fundamental restriction of each of the Funds regarding diversification is similar to the proposed standardized restriction there is one difference. Specifically, the current restriction does not exclude securities of other investment companies, as permitted by the 1940 Act.  The proposed revised policy would standardize the policy among the funds within the ING Complex, and specifically exclude securities issued by other investment companies from the coverage of the restriction.  When a Fund invests in another investment company, the Fund will pay a proportionate share of the expenses of the underlying investment company and will be subject to the risk that the value of the shares of the underlying investment company may decline.

If shareholders of any Fund do not approve this Proposal Three-B, the standardized investment restriction on diversification will not be implemented for such Fund and the proposed investment restrictions will not replace the existing restriction for such Fund.  Furthermore, Proposals Six-A, Six-B and Six-C of this proxy statement seek to implement a fund-of-funds structure for each of the Funds.  In the event that this Proposal Three-B is not approved by a Fund, the effectiveness of such a structure would be limited, since holdings in any single investment company would remain limited to less than 25% of the Fund’s total assets and with respect to 75% of the Fund’s assets, the Fund would only be permitted to invest up to 5% in any one investment company. Accordingly, if Proposal Three-B is not approved by any Fund, the Board will determine what action, if any, should be taken with respect to Proposals Six-A, Six-B, and Six-C.  If the Board determines it is not feasible to implement Proposals Six-A, Six-B and Six-C under the current investment restriction on diversification the Board may consider other options with respect to the Fund, such as liquidating the Fund or merging the Fund into another fund within the ING Complex.

Proposal Three-C: Modify the Fundamental Investment Restriction on Borrowing.

The current fundamental investment restriction with respect to borrowing for each Fund is as follows:

“[The Fund may not]  borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund’s assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.  If, at any time, the value of that Fund’s assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.”

If shareholders approve this proposal, the current fundamental investment restriction that limits the extent to which the Funds may borrow would be modified to read as follows:

“[The Fund may not] borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a mutual fund may borrow from banks provided that the net assets of the fund plus the amount of borrowing is no less than 300% of the amount of borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300% asset coverage. In addition to borrowing from banks, a mutual fund may borrow up to 5% of its total assets for temporary purposes from any person. Generally, a loan is considered temporary if it is repaid within sixty days.

The proposed modification to the Funds restriction on borrowing would simplify and make these restrictions consistent with those of other funds within the ING Complex.  If approved, each Fund will be permitted to borrow to the maximum extent allowed under the 1940 Act. There is no current intention, however, that any of the Funds would increase its borrowing capacity. When a Fund borrows and uses the proceeds to make additional investments, it is subject to the risks associated with leverage.  Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money.  Borrowing also costs money, including fees and interest.  Notwithstanding the foregoing, there is no current intention for any of the Funds to borrow for the purpose of leverage.  Should it be determined that any Fund should engage in such borrowing, the shareholders would be provided notice.

Proposal Three-D: Modify the Fundamental Investment Restriction on Lending.

The current fundamental investment restriction with respect to lending for each Fund is as follows:

“[The Fund may not] make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such  loaned securities does not exceed one-third of the Fund’s total assets.”

If shareholders approve this proposal, the current fundamental investment restrictions on lending for each Fund would be modified to read as follows:

“[The Fund may not] make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend.  Currently, Securities and Exchange Commission (“SEC”) staff positions permit (i) lending of securities by a mutual fund of no more than one-third of its total asset value, including any collateral received from the loan, provided that loans are 100% collateralized by cash, cash equivalents or other high quality liquid securities, (ii) purchasing debt instruments or similar evidences of indebtedness, and (iii) entering into repurchase agreements or similar instruments that may be deemed to constitute a loan of money.

The proposed change would simplify and make these restrictions consistent with those of other funds within the ING Complex, as well as clarify each Fund’s ability to engage in securities lending to the extent permitted by the 1940 Act and the then-current SEC positions. Securities lending may be utilized in seeking to generate additional income for a Fund. In lending securities, the Fund will be subject to the risks associated with extensions of credit, including delays in receiving collateral to secure a loan, or a delay in recovery of loaned securities if the borrower defaults.

Proposal Three-E: To Modify the Fundamental Investment Restriction on Underwriting.

The current fundamental investment restriction with respect to underwriting for each Fund is as follows:

“[The Fund may not]  act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.”

If shareholders approve this proposal, the current fundamental investment restrictions on underwriting for each Fund would be modified to read as follows:

“[The Fund may not] underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security. or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by other persons. Under the Federal securities laws, the term “underwriting” is construed broadly, such that a fund might technically be deemed an underwriter when the fund disposes of portfolio securities in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund, or when the fund invests a substantial portion of its assets in the securities of one or more other investment companies and might be deemed to be an underwriter of the securities of the other investment companies. Although none of the Funds purchases securities with a view towards distribution of such securities, each Fund may from time to time purchase and resell “restricted” securities or invest in shares of other investment companies.

The current fundamental restrictions of each of the Funds regarding underwriting do not specifically exclude all instances in which a Fund may technically be deemed to be an underwriter. The proposed restriction make clear that a Fund would not be prohibited from selling any security in its portfolio, purchase securities directly from an issuer, or invest in securities issued by other investment companies, merely because the Fund might technically be deemed to be an underwriter under the federal securities laws. The proposed modifications would not alter or have any immediate impact on any Fund’s investment strategy.

Proposal Three-F: Modify the Fundamental Investment Restriction on Real Estate.

The current fundamental investment restriction with respect to real estate for each Fund is as follows:

“[The Fund may not] purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interest therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interests in real estate and the security defaults).”

If shareholders approve this proposal, the current fundamental investment restrictions on real estate for each Fund would be modified to read as follows:

“[The Fund may not] purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current restrictions generally prohibit the purchase or holding of real estate, except that a Fund may invest in securities secured by real estate to the extent appropriate under its investment program, and a Fund may acquire real estate as a result of ownership of securities or other interests (for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

The proposed modifications would clarify each Fund’s ability to acquire or lease office space for its own use, invest in securities of issuers that invest in real estate, invest in mortgage-related securities and other securities that are secured by real estate, or hold and sell real estate acquired by the Fund as a result of the ownership of securities. laws. The proposed modifications would not alter or have any immediate impact on any Fund’s investment strategy.

Proposal Three-G: Modify the Fundamental Investment Restriction on Senior Securities.

The current fundamental investment restriction with respect to senior securities for each Fund is as follows:

“[The Fund may not]  issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.”

If shareholders approve this proposal, the current fundamental investment restrictions on issuing senior securities for each Fund would be modified to read as follows:

“[The Fund may not] issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue “senior securities.” The term “senior securities” generally refers to evidence of indebtedness of fund obligations that have a priority over a fund’s shares. The 1940 Act generally prohibits a mutual fund from issuing senior securities (and restricts a mutual fund’s ability to borrow money as discussed in Proposal Three-C).  This provision of the 1940 Act limits the extent to which a mutual fund may leverage its portfolio. The SEC Staff has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing “when issued” securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is “covered” to limit the potential leverage. A fund generally can cover its risk either by being “long” with respect to the instrument underlying the transaction or by segregating or otherwise earmarking liquid securities equal in value to the fund’s potential exposure.

The Funds’ current restrictions on issuing senior securities allow various, but not all, of the leveraged transactions that the SEC staff has permitted over the years. The proposed modifications would permit the Funds to engage in leveraged transactions without violating the prohibition on issuing senior securities, to the extent permitted by the 1940 Act. Together with the revised restriction on borrowing, the restriction proposed here would  make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area.

Proposal Three-H:  Modify the Fundamental Investment Restriction on Commodities.

The current fundamental investment restriction with respect to commodities for each Fund is as follows:

“[The Fund may not] invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts.”

If shareholders approve this proposal, the current fundamental investment restrictions on investing in commodities for each Fund would be modified to read as follows:

“[The Fund may not] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.”

Discussion of Proposed Modifications.  The 1940 Act requires every mutual fund to set forth a fundamental investment restriction governing investments in commodities. All of the Funds are currently subject to fundamental investments restrictions prohibiting them from investing in commodities, although the language of these restrictions varies among the funds in the ING Complex.

The proposed modification would make the Funds’ policies consistent with each other and assist the Funds and the Adviser in maintaining compliance with the various investment restrictions governing the funds in the ING Complex. The proposed policy would permit each of the Funds to buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of, physical commodities or currencies.

Most of the funds in the ING Complex already have this flexibility under their existing policies. Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in any Fund or affect the management of any Fund. Instead, the proposed fundamental policy is intended to provide each of the Funds with the maximum flexibility consistent with the current legal requirements. The proposed policy would also provide each Fund with the flexibility to deal with a physical commodity if necessary as a result of the Fund’s ownership of another security. In addition, the amended policy would clarify each Fund’s ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.

WHAT IS THE REQUIRED VOTE?

Shareholders of each Fund will vote separately on each of the proposed changes to the investment restrictions of the Fund, with the shareholders of all classes of a Fund voting together as a single class.  Approval of each investment restriction requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more that 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL THREE?

If shareholders of a Fund do not approve a particular investment restriction change for that Fund, the proposal will not be implemented and the proposed investment restriction will not replace the existing one for that Fund.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the proposed standardization of investment restrictions is in the interests of each Fund and its shareholders.  Accordingly, the Board, including all of the Independent Directors, unanimously approved the proposed investment restrictions and voted to recommend approval to shareholders of each Fund.  The Board is recommending that shareholders of each Fund vote “FOR”  Proposal Three.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL THREE.

PROPOSAL FOUR

RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUNDS AS NON-FUNDAMENTAL

WHAT IS PROPOSAL FOUR?

If shareholders approve this proposal, each Fund’s investment objective will become non-fundamental, meaning that it may be changed without shareholder approval if the Board determines that the change is in the interests of shareholders.  There are no current plans to change the investment objective of any Fund.

Each Fund’s investment objective is currently classified as a “fundamental” policy and therefore can be changed only by a shareholder vote. Shareholders are being asked to approve the reclassification of each Fund’s fundamental investment objective as non-fundamental.  The proposed reclassification would give the Board the flexibility to revise the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner and without the delay and expense of obtaining a shareholder vote.  In addition, the Board would have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent. By minimizing the number of policies that can be changed only by shareholder vote, a Fund would be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund.

If shareholders approve this proposal and the Fund’s Board thereafter decides to change a Fund’s investment objective, shareholders of that Fund will be given prior notice of not less than 60 days of any such change.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT PROGRAM OF THE FUNDS?

Although Proposal Four gives the Funds greater flexibility to respond to future investment opportunities, it does not affect the investment objectives of the Funds, which remain unchanged. The Board does not expect these changes to affect the manner in which the Funds are managed, or the level of investment risk or investment performance of the Funds.

WHAT IS THE REQUIRED VOTE?

Shareholders of each of the Funds will vote separately on the reclassification of the Fund’s investment objective as non-fundamental with the shareholders of all classes of a Fund voting together as a single class.  Approval of the reclassification of the investment objective of each Fund to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FOUR?

If shareholders of any Fund do not approve the reclassification, it will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the reclassification of each Fund’s investment objective as non-fundamental is in the interests of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the reclassification of each Fund’s investment objective as non-fundamental and voted to recommend its approval to shareholders of each Fund. The Board is recommending that shareholders of each Fund vote “FOR” Proposal Four.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FOUR

PROPOSAL FIVE

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR THE FUNDS

WHAT IS PROPOSAL FIVE?

Investment management services are currently being provided to the Funds by ING Investments, LLC (“ING Investments” or the “Adviser”) pursuant to the Advisory Agreement, dated April 1, 2004 (the “Advisory Agreement”). Subject to the approval of the Board of the shareholders of the Funds, ING Investments is permitted, under the terms of the Advisory Agreement, to engage sub-advisers to provide portfolio management services to the Funds. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.  Consistent with the terms of the Advisory Agreement, the Adviser has retained the services of the ING Investment Management Co. (“ING IM”) to serve as each Fund’s sub-adviser.

Under the Advisory Agreement, ING Investments monitors the investment program of the sub-adviser to each Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Funds, ING Investments also currently oversees and monitors the performance of each Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing each Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval of a Fund’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) to ING Investments permitting it to enter into a new sub-advisory agreement with an unaffiliated sub-adviser or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “manager-of-managers” fund. ING Investments and a Fund can operate each Fund as a manager-of-managers fund in reliance upon the Order only if, among other things, the Fund’s shareholders have approved the manager-of-managers arrangement.

Shareholders of the Funds are being asked to approve operation of each Fund as a “manager-of-managers” fund. If Proposal Five is approved, ING Investments, as investment adviser to a Fund, will be permitted to enter into certain sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements, without such sub-advisory agreements being approved by the shareholders of the Fund.

WHO IS THE FUNDS’ ADVISER?

ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Funds.  See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.  ING Investments is registered with the SEC as an investment adviser.  ING Investments is an indirect wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.  As of December 31, 2006, ING Investments managed over $50 billion in assets.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

On May 24, 2002, the SEC issued the Order authorizing ING Investments, with the approval of the Board, to enter into or materially modify certain sub-advisory agreements without requiring shareholder approval. The Board believes that this arrangement would benefit shareholders to the extent that it will give a Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations.  In addition, the Board and ING Investments would not be able to materially amend the sub-advisory agreements without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits a Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Funds and ING Investments anticipate relying on the new rule. Moreover, the Funds and ING Investments may in the future seek SEC exemptive relief or  rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with affiliated sub-advisers without obtaining shareholder approval.

The manager-of-managers arrangement will enable the Funds to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER

Under the terms of the Order, a Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Funds may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Funds must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with affiliated sub-advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement each Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the manager-of-managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments’ profitability on a per Fund basis, which reflects the impact on ING Investments’ profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT FACTORS WERE CONSIDERED BY THE BOARD?

In determining whether or not it was appropriate to approve the proposed manager-of-managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters.  At the August 7, 2007 meeting, the Board voted to recommend approval of Proposal Five to shareholders of the Funds.

After carefully considering the Funds’ contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to annually review and consider for renewal this agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Five will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Funds would continue to require shareholder approval. If shareholders approve Proposal Five, ING Investments, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of each Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by each Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Funds would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Funds.

WHAT IS THE REQUIRED VOTE?

Shareholders of each of the Funds will vote separately on the proposal to implement the manager-of-managers arrangement with the shareholders of all classes of a Fund voting together as a single class. Approval of the manager-of-managers arrangement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FIVE?

If the shareholders of any Fund do not approve the manager-of-managers arrangement then the proposal will not be implemented and the Fund’s Adviser will continue to obtain approval from shareholders before entering into or amending agreements with unaffiliated sub-advisers.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the manager-of-managers arrangement is in the best interests of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the arrangement and voted to recommend approval to shareholders of each Funds.  The Board is recommending that shareholders of each Fund vote “FOR” Proposal Five.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FIVE.

PROPOSAL SIX-A

CONVERSION OF EACH FUND TO A FUND-OF-FUNDS STRUCTURE

WHAT IS PROPOSAL SIX-A?

Each of the Funds currently pursues its investment objective by investing directly in securities of various asset categories within targeted percentage ranges for each asset category.  The ING Strategic Allocation Growth Fund seeks to provide capital appreciation; the ING Strategic Allocation Moderate Fund seeks to provide total return (i.e., income and capital appreciation, both realized and  unrealized); and the ING Strategic Allocation Conservative Fund seeks to provide total return consistent with preservation of capital.  If Proposal Six-A is approved, each Fund will continue to pursue its current investment objective but will do so by investing in other mutual funds within the ING Complex, rather than directly in the securities of each asset category.  This structure is referred to as a “fund-of-funds” structure.

Since commencement of operations, each Fund has failed to accumulate substantial assets and is currently experiencing net redemptions.  The shrinking asset base of each Fund has resulted in an increase in the gross expense ratio of each Fund.  To minimize the adverse effect on Fund performance of high expenses, the Adviser has been voluntarily waiving fees and paying expenses of the Funds.  However, the Adviser has questioned the long-term viability of the Funds in their current operating form and has indicated an unwillingness to continue subsidizing the operations of the Funds indefinitely.  Without such on-going subsidies, and without additional asset flows into the Funds, the long-term viability of the Funds is uncertain.

To enhance the long-term viability of the Funds, the Adviser has recommended converting each Fund to a fund-of-funds structure.  The Adviser believes that this action will result in operational and investment efficiencies for each Fund.  The Adviser also believes that the fund-of-funds structure will produce greater investment transparency because each of the funds in which a Fund invests will have its own audited financial statements, prospectus and other publicly available information.  Accordingly, shareholders of each Fund will have information readily available that will enable them to evaluate, not only the Fund as a whole, but also each fund in which the Fund invests and, therefore, the asset class for each fund in which the Fund invests.  By contrast, currently a shareholder has limited information available to evaluate separately the performance of each asset class of a Fund and the actions taken periodically by the Fund’s sub-adviser to adjust the Fund’s exposure to the various classes.  The greater investment transparency should make each Fund more attractive to existing and prospective investors resulting in an increase in the assets of each Fund.  Such growth of assets can be expected over time to result in a reduction in the gross expense ratio of each Fund.

For these reasons, the Adviser presented to the Board a proposal to convert each of the Funds to a fund-of-funds structure (the “Proposed Conversion”) and recommended that, upon converting to a fund-of-funds structure, the Funds invest initially in the following mutual funds within the ING Complex (such funds, together with other mutual funds approved from time to time by the Board as authorized for investment, being referred to as the “Underlying Funds”): ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Intermediate Bond Fund, ING Real Estate Fund; ING Index Plus International Equity Fund; and ING Money Market Fund.  As discussed in greater detail below, the Board of the Funds considered the recommendations of the Adviser and voted to approve the Proposed Conversion.  The Board also directed the officers of the Funds to submit the Proposed Conversion to shareholders of the Funds for approval.  Although shareholder approval is not required by applicable laws or rules of the SEC, the Board determined that shareholder action is appropriate in light of the significance of the changes that will result from the Proposed Conversion.  If shareholder approval for the Proposed Conversion is not forthcoming, the Board may consider other options, such as liquidating the Funds or merging the Funds into other funds within the ING Complex.

WHAT FACTORS DID THE BOARD CONSIDER IN APPROVING THE PROPOSED CONVERSION?

In voting to approve the Proposed Conversion and to recommend to shareholders approval of the Proposed Conversion, the Board considered the following factors:

•                  the Proposed Conversion will create greater investment transparency for existing and prospective investors in the Funds, which should make the Funds more attractive to current and prospective shareholders;

•                  the Proposed Conversion can be expected to result in greater asset retention and growth;

•                  over time, the Proposed Conversion can be expected to result in a reduction in the gross expense ratios of the Funds, which should help sustain the long-term viability of each Fund;

•                  each Fund will continue to pursue its current investment objective following the conversion to a fund-of-funds structure;

•                  each Fund will continue to pursue an asset allocation strategy following the conversion to a fund-of-funds structure;

•                  the Adviser and ING Investment Management Co. (the “Sub-adviser”) will continue to serve as the adviser and sub-adviser, respectively, of each Fund following the conversion to a fund-of-funds structure;

•                  the bulk of the assets of each Fund will be invested in Underlying Funds with investment portfolios that are managed on a day-to-day basis by the same individuals who currently manage the portfolios of the Funds using substantially the same investment processes as are used currently in selecting securities for the Funds;

•                  the Adviser has agreed to maintain in place for at least three years following the conversion to a fund-of-funds structure the current undertaking by the Adviser to waive fees and/or pay expenses of each Fund as necessary to limit the total expense ratio of the Fund to the amount described in the Fund’s current prospectus (including for these purposes the Fund’s pro rata share of expenses of the Underlying Funds in which the Fund invests); and

•                  although the disposition of securities to implement the Proposed Conversion may result in the recognition of taxable gains for the Funds, the tax consequences are not expected to be material for shareholders of the Funds.

HOW WILL THE PROPOSED CONVERSION AFFECT THE ADVISORY FEES PAID BY THE FUNDS?

In connection with its consideration of the Proposed Conversion, the Board also approved (subject to shareholder approval) amendments to the investment advisory and sub-advisory agreements for the Funds that will result in a reduction in the fees payable to the Adviser and Sub-adviser under such agreements.  The reduced fees will reflect the reduced services to be performed by the Adviser and the Sub-adviser in managing each Fund as a fund-of-funds and the fact that additional fees will be paid to the Adviser and the Sub-adviser in their capacities as the adviser and sub-adviser of various Underlying Funds.  As described in greater detail in Proposal Six-B and Six-C below, the Board examined comparative data of other similarly managed mutual funds and concluded that the proposed new fee structure is reasonable.  In reaching this conclusion, the Board considered the indirect expenses to be borne by the Funds as shareholders of the Underlying Funds, as well as the Adviser’s undertaking to maintain in place for an additional three years the current expense limitation of each Fund (after giving effect to indirect expenses attributable to investing in Underlying Funds).  For more information regarding the considerations of the Board in approving the amendments to the advisory and sub-advisory agreements with the Funds, see Proposals Six-B and Six-C below, and Appendix C hereto.

The Adviser and its affiliates (collectively, the  “ING Affiliates”) are expected to receive the following financial benefits from the Proposed Conversion: (i) additional advisory fees from each Underlying Fund; (ii) additional administrative fees from each Underlying Fund; and (iii) reductions in expense reimbursements by the ING Affiliates.  However, the Proposed Conversion will also result in a significant reduction in advisory fees payable by each Fund to the Adviser.  The Adviser has represented to the Board, based on pro forma calculations for the most recently completed fiscal year of each Fund and assuming that the initial allocation among Underlying Funds had been maintained, that the reduction in advisory fees can be expected to exceed the aggregate amount of financial benefits identified above.

HOW WILL THE CONVERSION TO A FUND-OF-FUNDS STRUCTURE AFFECT THE EXPENSE RATIOS OF THE FUNDS?

As noted above, the proposed conversion of each Fund to a fund-of-funds structure is designed to enhance the long-term viability of each Fund.  Among other things, the inability of the Funds to attract substantial assets since inception, combined with the loss of assets from net redemptions in recent years, has resulted in each Fund maintaining a high gross expense ratio relative to its peers.  The Adviser has voluntarily undertaken from year to year to waive fees or otherwise pay expenses of the Fund to ensure that the total expense ratio of the Fund will not exceed a specified amount applicable to each class of shares of the Fund.  This undertaking to cap expenses will expire within the next 12 months unless otherwise renewed by the Adviser.

At the request of the Board, in connection with the Board’s consideration of the Proposed Conversion, the Adviser agreed to maintain the current expense caps in place for a period of at least three years following the date of the conversion to a fund-of-funds structure.  The Adviser also agreed to include as part of the calculation of total expenses all expenses of Underlying Funds indirectly borne by a Fund by reason of its investment in shares of the Underlying Funds.  Accordingly, the conversion to a fund-of-funds structure should not result in an increase in the expense ratio of any Fund for a period of at least three years following the date of the conversion to a fund-of-funds structure.  Furthermore, it is anticipated that the conversion will ultimately result in an increase in the net assets of each Fund, which can be expected to result in a reduction in the expense ratio of the Fund.  In the absence of the conversion to a fund-of-funds structure, the Adviser would not be obligated to maintain the current fee caps beyond the current fiscal year of the Fund and, therefore, the expense ratio of each Fund could increase in the foreseeable future.  Additional information regarding the expense ratio of each Fund, including the amount of the current and proposed waivers and expense reimbursements, are set forth in the table below under Proposal Six-B.

HOW WILL THE CONVERSION TO A FUND-OF-FUNDS STRUCTURE AFFECT THE RISK PROFILE OF THE FUNDS?

As noted above, the conversion to a fund-of-funds structure will not affect the investment objective of any Fund or the investment strategies used to achieve such objective.  As is currently the case, following the conversion to a fund-of-funds structure, each Fund will seek to achieve its objective by creating exposures within target ranges to various asset categories.  The primary difference will be the manner in which such exposures are created.  Currently, each Fund creates these exposures by investing directly in the securities of companies within each asset category.  Following the conversion to a fund-of-funds structure, each Fund will create the exposures by purchasing shares of Underlying Funds, which in turn will invest directly in the securities of companies within each asset category.

Currently, changes to the investment strategies used in creating exposures to various asset categories, as well as changes to the target ranges for each asset category, must be approved by the Board.  Similarly, following the conversion to a fund-of-funds structure, the approval of the Board will be required to materially modify the target exposures to various asset categories and the Underlying Funds to be purchased to create such exposures.  Accordingly, any material change to the risk profile of a Fund will require Board approval both prior to and after the conversion to a fund-of-funds structure.

In approving the proposal to convert each Fund to a fund-of-funds structure, the Board noted that the bulk of the assets of each Fund immediately following the conversion to a fund-of-funds structure will be invested in Underlying Funds with investment portfolios that are managed on a day-to-day basis by the same individuals who currently manage the portfolios of the Funds.  Furthermore, the Board noted that such individuals will be using substantially the same investment strategies and processes in managing Underlying Funds as are used currently by these individuals in selecting securities for the Funds.  Accordingly, the Board concluded that the Proposed Conversion should not, in and of itself, result in any change to the risk profile of the Funds.

In connection with its consideration of the Proposed Conversion, the Board also considered a separate proposal by the Adviser to modify the prescribed allocations of the Funds to various asset categories.  The  Adviser recommended and the Board approved a proposal to establish and maintain for each Fund exposure to real estate equity securities.  In addition, the Adviser recommended and the Board approved a proposal to modify the nature of each Fund’s exposure to international equity securities.  Currently, each Fund establishes and maintains exposure to international equities by means of a fundamental stock selection process.  In the future, each Fund will establish and maintain its exposure to international equity securities by means of a quantitative investment strategy that is substantially similar to the strategies used in maintaining exposure to domestic equity securities.  As noted above, a change in the allocations among asset categories does not involve a change to the investment objective or fundamental restrictions of any Fund and, therefore, does not require shareholder approval.  The Board was informed that the Adviser would be recommending the proposed changes to the asset categories and allocations within asset categories of the Funds regardless of the Proposed Conversion, but that the Adviser believes it would be more efficient to implement these changes at the same time as the implementation of the Proposed Conversion.   ..

Based on information provided by the Adviser, the Board concluded that the Proposed Conversion should not, in and of itself, result in any change to the risk profile of the Funds.  Furthermore, the Board concluded that these additional changes to the asset allocation categories and allocations among categories can be expected to reduce the volatility of each Fund, without materially adversely affecting the performance of any Fund.  Accordingly, the Board concluded that these proposed changes are consistent with the interests of shareholders and that it would be appropriate to authorize implementation of these changes in connection with the Proposed Conversion.

The asset allocations by category as of June 30, 2007 for each Fund was as follows:

	Allocation by Asset Category as of June 30, 2007
Asset Category	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Domestic Stocks
LargeCap	28.52%	53.62%	48.51%
MidCap	2.98%	8.00%	4.99%
SmallCap	1.97%	4.97%	2.97%

International Stocks	5.01%	19.18%	14.10%

Fixed-Income (Other than Money Market Securities)	56.52%	12.23%	27.43%

Money Market Instruments	5.00%	2.00%	2.00%

If the Proposed Conversion is approved, the initial allocation for each Fund among the Underlying Funds is projected to be as follows:

	Expected Initial Allocation By Underlying Fund
Underlying Fund Name	Conservative	Growth	Moderate
Domestic Stocks
ING Index Plus LargeCap	18%	36%	27%
ING Index Plus MidCap	3%	9%	6%
ING Index Plus SmallCap	3%	9%	6%
ING Real Estate	10%	6%	8%

	Expected Initial Allocation By Underlying Fund
Underlying Fund Name	Conservative	Growth	Moderate

International Stocks
ING Index Plus Int’l Equity	11%	25%	18%

Fixed-Income
ING Intermediate Bond	50%	13%	32%

Money Market Instruments
ING Money Market	5%	2%	3%

Brief summaries of each Underlying Fund that is expected to receive an initial allocation as part of the implementation of the Proposed Conversion, as well as the additional Underlying Funds that are not currently expected to receive an initial allocation as part of the Proposed Conversion, are set forth in Appendix J.

HOW WILL THE CONVERSION TO A FUND-OF-FUNDS STRUCTURE BE IMPLEMENTED?

Each Fund intends to transition to a fund-of-funds structure as quickly as possible following approval by shareholders of the Proposed Conversion.  To the maximum extent permissible, each Fund will implement the Proposed Conversion by transferring securities held by the Funds to various Underlying Funds in exchange for shares of such Underlying Funds.  By making “in-kind” purchases of shares of Underlying Funds, the Funds and the Underlying Funds will avoid incurring duplicative brokerage costs that would otherwise result if the Funds were to sell securities in the open market and use the proceeds to purchase shares of the Underlying Funds, which would in turn purchase the same securities in the open market with such cash.  Furthermore, these in-kind transactions will minimize disruption in the markets for the underlying securities that might otherwise result from open market sales of such securities by the Funds and contemporaneous purchases of such securities by Underlying Funds.

In general, the in-kind transfers will be limited to those securities held by a Fund that are also held by an Underlying Fund and are consistent with the investment objectives and policies of the Underlying Fund.  In addition, the in-kind transfers will be limited to liquid securities.  All securities transferred as part of the in-kind transactions will be valued by a Fund (for purposes of determining the number of shares of an Underlying Fund to be issued to the Fund) at the same prices used in determining the Fund’s net asset value per share and the Underlying Fund’s net asset value per share.  Accordingly, the in-kind transfers should not result in dilution of the interests of any shareholder of a Fund or of an Underlying Fund.

The Funds have been advised that the transfer of securities from a Fund to an Underlying Fund may raise issues under the affiliated transaction provisions of the 1940 Act.  For this reason, the Board has approved the use of in-kind purchases of shares of an Underlying Fund to implement the Proposed Conversion subject to obtaining appropriate regulatory relief from the SEC.  The Funds have submitted a request to the staff of the SEC seeking assurances that the staff will not recommend enforcement action to the SEC if the Funds implement the conversion to a fund-of-funds structure by means of the in-kind transfers.  The Funds are currently awaiting a response from the staff of the SEC regarding this request and there can be no assurances that the requested relief (or other similar relief) will be granted.  Delays in obtaining the requested relief may affect the timing of the conversion to a fund-of-funds structure and timing of the realization of benefits by a Fund from the Proposed Conversion.  Moreover, there can be no assurance that such relief will ultimately be obtained.  If the relief is not forthcoming, the Board will consider appropriate action, which may include implementing the conversion to a fund-of-funds structure by means of a sale of the underlying securities in open market transactions and the purchase of shares of Underlying Funds with cash received from such transactions.

WHAT ARE THE TAX CONSEQUENCES OF THE CONVERSION TO A FUND-OF-FUNDS STRUCTURE?

In recommending the Proposed Conversion, the Board considered the potential tax consequences of the Proposed Conversion to each Fund and its shareholders.  The Board noted that the sale or similar disposition of securities held by a Fund in connection with the conversion to a fund-of-funds structure (including for these purposes any in-kind transfer of securities in exchange for shares of an Underlying Fund) will result in a recognition for tax purposes of gain or loss on the securities that are the subject of any such sale or disposition.  Accordingly, the conversion to a fund-of-funds structure could result in an acceleration of the timing of the recognition of gains on securities held by the Fund, which in turn would result in an acceleration of the timing of taxable distributions to shareholders.  Based upon information provided by the Adviser regarding the magnitude of the unrealized gains and losses on securities currently held by the Funds, the Board concluded that the conversion to a fund-of-funds structure is not expected to result in material adverse tax consequences for any Fund or its shareholders.

WHAT IS THE REQUIRED VOTE FOR APPROVAL OF THE PROPOSED CONVERSION?

Approval of the Proposed Conversion with respect to each Fund requires the affirmative vote of a majority of the shares of a Fund voted at a meeting at which a quorum is present or represented by proxy.  Under the by-laws of the Company, a quorum with respect to any matter is defined as a majority of the outstanding shares of the Company entitled to be voted on such matter.  Shareholders of each Fund will vote separately on Proposal Six-A, with shareholders of all classes of each Fund voting together as a single class.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL SIX-A?

If Proposal Six-A is not approved by the shareholders of a Fund, the Board will consider appropriate action, which may include proposing a liquidation or merger of the Fund with another Fund within the ING Complex.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the Proposed Conversion is in the best interest of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information that it considered relevant, at a meeting of the Board held on April 5, 2007, the Board, including all of the Independent Directors, unanimously voted to approve the Proposed Conversion and voted to recommend approval of the Proposed Conversion to the shareholders of each Fund.  The Board is recommending that shareholders of the Funds vote “FOR” Proposal Six-A.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL SIX-A.

PROPOSAL SIX-B

AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN ING INVESTMENTS, LLC AND ING SERIES FUND, INC.

WHAT IS PROPOSAL SIX-B?

In connection with its consideration of the Proposed Conversion, the Board also considered a proposed amendment (the “Proposed Amendment”) to the investment advisory agreement (the “Investment Advisory Agreement”) for each Fund, dated March 1, 2002, as restated April 1, 2004 and subsequently amended.  If approved by shareholders, the Proposed Amendment for each Fund will reduce the fees payable by the Fund to the Adviser under the Fund’s Investment Advisory Agreement.  A copy of the Proposed Amendment, together with the current Investment Advisory Agreement, is attached hereto as Appendix G.  The Investment Advisory Agreement was last approved by shareholders of each Fund on March 1, 2002 in connection with the establishment of new advisory and subadvisory arrangements for the Fund.

As described above in Proposal Six-A, the Board has determined that it would be in the interests of shareholders of each Fund to convert each Fund to a fund-of-funds structure.  In considering the Proposed Conversion, the Board recognized that the services to be performed by the Adviser in managing the assets of each Fund will change as a result of the Proposed Conversion and that the fees payable with respect to such services should change accordingly.  The Board noted that the Adviser will receive fees for its services in managing the assets of the Underlying Funds in which each Fund invests and, therefore, that the Adviser will be indirectly receiving fees on the assets of each Fund.  The Board further noted that the Adviser will continue to be responsible for the allocation of assets among various Underlying Funds, for which the Adviser will be entitled to receive appropriate compensation.  Accordingly, the Board determined that it would be appropriate to reduce the fees payable under the Advisory Agreement for each Fund to the extent the assets of the Fund are invested in shares of Underlying Funds.

WHO IS THE ADVISER OF EACH FUND AND WHAT ARE THE FEES PAYABLE UNDER THE INVESTMENT ADVISORY AGREEMENTS CURRENTLY?

ING Investments, LLC serves as the investment adviser for each of the Funds. The Adviser has overall responsibility for the management of the Funds.  The Adviser provides or oversees all investment advisory and portfolio management services for each Fund.

The Adviser is registered with the SEC as an investment adviser.  ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.  ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  The principal executive officers and directors of the Adviser are set forth on Appendix.

Currently, the Adviser receives a monthly fee for its services based on the average daily net assets (“ADNA”) of each of the Funds.  Appendix I sets forth the amount of the fees paid by each Fund to the Adviser under the Investment Advisory Agreement for the most recent fiscal year.

Current Contractual Advisory Fee Rates for each of the Strategic Allocation Conservative, Growth and Moderate Funds

0.800% on the first $500 million of the Fund’s ADNA;

0.775% on the next $500 million of the Fund’s ADNA;

0.750% on the next $500 million of the Fund’s ADNA;

0.725% on the next $500 million of the Fund’s ADNA; and

0.700% of the Fund’s ADNA in excess of $2 billion.

The following were the amounts paid to each Fund’s administrator and distributor, respectively, each of which is affiliated with the Adviser, for the last fiscal year of each Fund:

Fund Name	Paid to Administrator	Paid to Distributor
Strategic Allocation Conservative Fund	$34,454	$140,479
Strategic Allocation Growth Fund	$77,921	$350,862
Strategic Allocation Moderate Fund	$83,940	$380,504

The investment adviser also acts as investment adviser to the following Funds having similar investment objectives for the following rates of compensation:

Fund Name	Current Aggregate Net Assets (000)	Compensation (as percentage of ADNA)
VP Strategic Allocation Conservative Portfolio	$140,550	0.60%
VP Strategic Allocation Growth Portfolio	$279,864	0.60%
VP Strategic Allocation Moderate Portfolio	$271,004	0.60%

REDUCTION IN ADVISORY FEES

The Proposed Amendments to the Investment Advisory Agreements will substantially reduce the advisory fees payable by the Funds in recognition of the fact that each Fund will bear a proportionate share of the advisory fees payable to the Adviser by the Underlying Funds.  Under each Investment Advisory Agreement, the Adviser is currently entitled to receive a fee in the amount set forth in the table above of the average net assets of each Fund.  Under each Investment Advisory Agreement, as modified by the Proposed Amendments, the Adviser will be entitled to receive a fee in the amount of 0.08% (eight basis points, i.e., eight one-hundredths of one percent) of the ADNA of the Fund represented by shares of the Underlying Funds held by the Funds.  In addition, under each Investment Advisory Agreement, as modified by the Proposed Amendments, the Adviser will be entitled to receive a fee in the amount of 0.80% (80 basis points, i.e., eight tenths of one percent) of the ADNA of the Fund represented by any direct investments (i.e., securities other than shares of the Underlying Funds) held from time to time by a Fund, subject to the applicable breakpoints set forth below.  It is anticipated that a Fund will not make direct investments as part of the on-going operation of the Fund, except:  (i) to the extent necessary and appropriate to permit an orderly disposition of direct investments in the course of its transition to a fund-of-funds structure; and (ii) in circumstances in which it may be more efficient to alter the exposures of a Fund to a particular asset category, consistent with a Fund’s investment objective and asset allocation strategy, by making direct investments rather than purchasing or selling shares of Underlying Funds.

Proposed Advisory Fee Rates for each of the Strategic Allocation Conservative, Growth and Moderate Funds

0.08% on ADNA invested in Underlying Funds

On any Direct Investments, the following fee schedule will apply (the same as the current fee schedule)

•                  0.800% on the first $500 million of the Fund’s ADNA which are held in Direct Investments;

•                  0.775% on the next $500 million of the Fund’s ADNA which are held in Direct Investments;

•                  0.750% on the next $500 million of the Fund’s ADNA which are held in Direct Investments;

•                  0.725% on the next $500 million of the Fund’s ADNA which are held in Direct Investments; and

•                  0.700% of the Fund’s ADNA in excess of $2 billion which are held in Direct Investments.

EXPENSE LIMITATION UNDERTAKING BY THE ADVISER

The Adviser has agreed to waive fees or otherwise pay expenses of each Fund for at least three years following the conversion of the Fund to a fund-of-funds structure in such amounts as necessary to ensure that the total expense ratio of the Fund (including for these purposes the Fund’s allocable share of the expenses of the Underlying Funds), does not exceed the current expense ratio of the Fund after giving effect to the expense limitation undertaking currently in place for such Fund, as set forth in the table below.  The current expense limitation undertaking by the Adviser will expire as of October 1, 2008 unless extended by the Adviser.  If the Proposed Conversion is not approved and the current expense limitation undertaking is not extended by the Adviser, each Fund can be expected to experience an increase in the expenses borne by such Fund, which would adversely affect the returns to shareholders.

COMPARISON OF CURRENT FEES AND PRO FORMA FEES

The following chart shows current annual fund expense ratios for each Fund as a percentage of the Fund’s ADNA, both before (total) and after (net) expense waivers and reimbursements.  The pro forma operating expenses show the anticipated effects, if any, of the Proposed Conversion on both total and net annual fund operating expenses, using the allocation of assets to Underlying Funds that is proposed to be used initially.

CURRENT EXPENSES

Portfolio / Share Class	Advisory Fee – Fund Level	Service / 12b-1 Fees	Other Expenses not including Underlying Fund Expenses	Underlying Fund Expenses	Total Fund Operating Expenses	Waivers and Reimbursements(1)	Net Fund Operating Expenses
Strategic Allocation Conservative
Class A	0.80%	0.25%	0.42%	N/A	1.47%	-0.32%	1.15%
Class B	0.80%	1.00%	0.42%	N/A	2.22%	-0.32%	1.90%
Class C	0.80%	1.00%	0.42%	N/A	2.22%	-0.32%	1.90%
Class I	0.80%	0.00%	0.42%	N/A	1.22%	-0.32%	0.90%
Class O	0.80%	0.25%	0.42%	N/A	1.47%	-0.32%	1.15%
Strategic Allocation Growth
Class A	0.80%	0.25%	0.28%	N/A	1.33%	-0.08%	1.25%
Class B	0.80%	1.00%	0.28%	N/A	2.08%	-0.08%	2.00%
Class C	0.80%	1.00%	0.28%	N/A	2.08%	-0.08%	2.00%
Class I	0.80%	0.00%	0.28%	N/A	1.08%	-0.08%	1.00%
Class O	0.80%	0.25%	0.28%	N/A	1.33%	-0.08%	1.25%
Strategic Allocation Moderate
Class A	0.80%	0.25%	0.29%	N/A	1.34%	-0.14%	1.20%
Class B	0.80%	1.00%	0.29%	N/A	2.09%	-0.14%	1.95%
Class C	0.80%	1.00%	0.29%	N/A	2.09%	-0.14%	1.95%
Class I	0.80%	0.00%	0.29%	N/A	1.09%	-0.14%	0.95%
Class O	0.80%	0.25%	0.29%	N/A	1.34%	-0.14%	1.20%

(1)          ING Investments, LLC has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund’s expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading “Waivers, Reimbursements and Recoupments.” The expense limit for each Fund is shown as Net Fund Operating Expenses. For each applicable Fund, the expense limits will continue through at least October 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of an investment management  agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days’ prior written notice to ING Investments, LLC.

PRO FORMA EXPENSES AFTER PROPOSED CONVERSION

Portfolio / Share Class	Advisory Fee – Fund Level	Service / 12b-1 Fees	Other Expenses not including Underlying Fund Expenses	Underlying Fund Expenses(1)	Total Fund Operating Expenses	Waivers and Reimbursements(2)	Net Fund Operating Expenses
Strategic Allocation Conservative
Class A	0.08%	0.25%	0.36%	0.56%	1.25%	-0.10%	1.15%
Class B	0.08%	1.00%	0.36%	0.56%	2.00%	-0.10%	1.90%
Class C	0.08%	1.00%	0.36%	0.56%	2.00%	-0.10%	1.90%
Class I	0.08%	0.00%	0.36%	0.56%	1.00%	-0.10%	0.90%
Class O	0.08%	0.25%	0.36%	0.56%	1.25%	-0.10%	1.15%
Strategic Allocation Growth
Class A	0.08%	0.25%	0.22%	0.71%	1.26%	-0.01%	1.25%
Class B	0.08%	1.00%	0.22%	0.71%	2.01%	-0.01%	2.00%
Class C	0.08%	1.00%	0.22%	0.71%	2.01%	-0.01%	2.00%
Class I	0.08%	0.00%	0.22%	0.71%	1.01%	-0.01%	1.00%
Class O	0.08%	0.25%	0.22%	0.71%	1.26%	-0.01%	1.25%
Strategic Allocation Moderate
Class A	0.08%	0.25%	0.27%	0.63%	1.23%	-0.03%	1.20%
Class B	0.08%	1.00%	0.27%	0.63%	1.98%	-0.03%	1.95%
Class C	0.08%	1.00%	0.27%	0.63%	1.98%	-0.03%	1.95%
Class I	0.08%	0.00%	0.27%	0.63%	0.98%	-0.03%	0.95%
Class O	0.08%	0.25%	0.27%	0.63%	1.23%	-0.03%	1.20%

(1)

Based on expected initial allocation and assuming no direct investments. For direct investments, no Underlying Fund expense would be applicable and the Fund level advisory fee would be equal to what is charged currently.

(2)

ING Investments, LLC has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund’s expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading “Waivers and Reimbursements.” The expense limit for each Fund is shown as Net Fund Operating Expenses. For each applicable Fund, the expense limits will continue through at least October 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of an investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days’ prior written notice to ING Investments, LLC.

PRIMARY DIFFERENCES BETWEEN CURRENT AND AMENDED INVESTMENT ADVISORY AGREEMENT

Other than the proposed changes to fees payable under the Investment Advisory Agreement, the terms of the Investment Advisory Agreement will be unchanged by the Proposed Amendment.  During the last fiscal year, the Adviser received aggregate advisory fees for serving as the investment adviser of each Fund in the amount set forth in Appendix I hereto.  Had the Proposed Amendment been in effect, and assuming that the assets of each Fund were allocated among shares of the Underlying Funds as currently contemplated, the Adviser would have received: (i) aggregate advisory fees from each Fund in the amount set forth in Appendix I under the heading “Pro Forma Fund Level Advisory Fees For Last Fiscal Year”; and (ii) additional aggregate advisory fees from the Underlying Funds attributable to the assets of the Fund invested therein in the amount set forth in Appendix I under the heading “Pro Forma Underlying Fund Level Advisory Fees for Last Fiscal Year.”

WHAT FACTORS WERE CONSIDERED BY THE BOARD IN APPROVING THE PROPOSED AMENDMENTS?

For more information regarding the considerations of the Board in approving the Proposed Amendments in connection with the Proposed Conversion, please see the discussion under Proposal Six-A above and also Appendix C hereto.

WHAT IS THE REQUIRED VOTE TO APPROVE PROPOSAL SIX-B?

Shareholders of each Fund will vote separately on Proposal Six-B and all shareholders of all classes of shares of a Fund will vote together as a single class on such Proposal.  Approval of the Proposed Amendment for a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of:  (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS OF A FUND DO NOT APPROVE PROPOSAL SIX-B?

If Proposal Six-B is not approved by the shareholders of a Fund, the Investment Advisory Agreement, as currently in effect, will remain in place for the Fund and the Fund will not be able to proceed with the Proposed Conversion.  In such event, the Board will consider other appropriate action, which may include consideration of a proposal to liquidate or merge the Fund with another mutual fund in the ING Complex.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the Proposed Amendment is in the interest of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information that it considered relevant, the Board, including all of the Independent Directors, unanimously approved the Proposed Amendments and voted to recommend approval to the shareholders of the Funds.  The Board is recommending that shareholders of the funds vote “FOR” Proposal Six-B.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL SIX-B.

PROPOSAL SIX-C

AMENDMENT TO SUB-ADVISORY AMENDMENT BETWEEN ING INVESTMENTS, LLC AND ING INVESTMENT MANAGEMENT CO.

WHAT IS PROPOSAL SIX-C?

In connection with its consideration of the Proposed Conversion, the Board also considered a proposed amendment (the “Proposed Sub-Advisory Amendment”) to the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Funds.  If approved by shareholders, the Proposed Sub-Advisory Amendment will reduce the fees payable by the Adviser to ING Investment Management Co. (“ING IM” or the “Sub-Advisor”) under the Sub-Advisory Agreement.  A copy of the Proposed Sub-Advisory Amendment, together with the current Sub-Advisory Agreement, is attached hereto as Appendix H.  The Sub-Advisory Agreement was last approved by shareholders of each Fund on March 1, 2002 in connection with the establishment of new advisory and sub-advisory arrangements for the Fund.

As described above in Proposal Six-A, the Board has determined that it would be in the interests of shareholders of each Fund to convert each Fund to a fund-of-funds structure.  In considering the Proposed Conversion, the Board recognized that the services to be performed by the Sub-Adviser in managing the assets of each Fund will change as a result of the Proposed Conversion and that the fees payable with respect to such services should change accordingly.  The Board noted that the Sub-Adviser (or another sub-adviser) will receive fees for its services in managing the assets of the Underlying Funds in which each Fund invests and, therefore, that the Sub-Adviser will be indirectly receiving fees on the assets of each Fund.  The Board further noted that the Sub-Adviser will continue to be responsible for the allocation of assets among various Underlying Funds, for which the Sub-Adviser will be entitled to receive appropriate compensation.  Accordingly, the Board determined that it would be appropriate to reduce the fees payable by the Adviser under the Sub-Advisory Agreement for each Fund to the extent the assets of the Fund are invested in shares of Underlying Funds..  As is currently the case, under the Sub-Advisory Agreement as modified by the Proposed Sub-Advisory Amendment, the Adviser (and not the Fund) will continue to be responsible for paying the fees of the Sub-Adviser.

WHO IS THE SUB-ADVISER OF EACH FUND AND WHAT ARE THE FEES PAYABLE UNDER THE SUB-ADVISORY AGREEMENTS CURRENTLY?

ING Investment Management Co. serves as the sub-adviser for each Fund.  The Sub-Adviser is responsible for providing the day-to-day management of each Fund’s portfolio in accordance with each Fund’s investment objective and policies, subject to oversight by ING Investments and the Funds’ Board.  The Sub-Adviser has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.  ING Investments, as the Fund’s investment adviser, is responsible for monitoring the investment program and performance of the Sub-Adviser. The Sub-Advisory Agreement for each Fund can be terminated by either ING Investments or a Fund’s Board. In the event a Sub-Advisory Agreement is terminated, a new sub-adviser may be selected, subject to any regulatory requirements, or ING Investments may assume the day-to-day portfolio management of the Fund.

ING IM, a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect wholly-owned subsidiary or ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The principal executive officers and directors of the Sub-Adviser, and those of each Fund who are employees of the Sub-Adviser, are set forth on Appendix B hereto.

Under the Sub-Advisory Agreement, ING IM receives a monthly fee according to the table set forth below for its services based on the ADNA of each of the Funds.  Appendix I sets forth the amount of the fees paid by each Fund to the Adviser under the Sub-Advisory Agreement for the most recent fiscal year.

Fund Sub-Advisory Fee Rates — Current Contract

For each of the Strategic Allocation Conservative, Growth and Moderate Funds

•                  0.360% on the first $500 million of the Fund’s ADNA;

•                  0.349% on the next $500 million of the Fund’s ADNA;

•                  0.338% on the next $500 million of the Fund’s ADNA;

•                  0.326% on the next $500 million of the Fund’s ADNA; and

•                  0.315% of the Fund’s ADNA in excess of $2 billion.

REDUCTION IN SUB-ADVISORY FEES

The Proposed Sub-Advisory Amendment will substantially reduce the sub-advisory fees payable by the Adviser to the Sub-Adviser in recognition of the fact that the Sub-Adviser (or another sub-adviser) will receive fees for its services in managing the assets of the Underlying Funds in which each Fund invests and, therefore, that the Sub-Adviser will be indirectly receiving fees on the assets of each Fund.  Under the Sub-Advisory Agreement, the Sub-Adviser is currently entitled to receive a fee in the amount set forth above.  Under the Sub-Advisory Agreement, as modified by the Proposed Sub-Advisory Amendment, the Sub-Adviser will be entitled to receive a fee in the amount of 0.02% (two basis points, i.e., two one-hundredths of one percent) of the ADNA of the Fund represented by shares of the Underlying Funds held by the Funds.  In addition, under each Sub-Advisory Agreement, as modified by the Proposed Sub-Advisory Amendments, the Sub-Adviser will be entitled to receive a fee in the amount set forth in the table below of the ADNA of the Fund represented by direct investments (i.e., securities other than shares of the Underlying Funds) held from time to time by a Fund  It is anticipated that a Fund will not make direct investments as part of the on-going operation of the Fund, except (i) to the extent necessary and appropriate to permit an orderly disposition of direct investments in the course of its transition to a fund-of-funds structure and (ii) in circumstances in which it may be more efficient to alter the exposures of an Fund to a particular asset category, consistent with a Fund’s investment objective and asset allocation strategy, by making direct investments rather than purchasing or selling shares of Underlying Funds.

On any Direct Investments, the following fee schedule will apply (the same as the current fee schedule)

•                  0.360% on the first $500 million of the Fund’s ADNA  which are held in Direct Investments;

•                  0.349% on the next $500 million of the Fund’s ADNA which are held in Direct Investments;

•                  0.338% on the next $500 million of the Fund’s ADNA which are held in Direct Investments;

•                  0.326% on the next $500 million of the Fund’s ADNA which are held in Direct Investments; and

•                  0.315% of the Fund’s ADNA in excess of $2 billion which are held in Direct Investments.

PRIMARY DIFFERENCES BETWEEN CURRENT AND AMENDED SUB-ADVISORY AGREEMENTS

Other than the proposed changes to fees payable under the Sub-Advisory Agreement, the terms of the Sub-Advisory Agreement will be unchanged by the Proposed Sub-Advisory Amendment.  During the last fiscal year, the Sub-Adviser received aggregate sub-advisory fees for serving as the sub-adviser of each Fund in the amount set forth in Appendix I hereto.  Had the Proposed Amendment been in effect, and assuming that the assets of each Fund were allocated among shares of the Underlying Funds as currently contemplated, the Sub-Adviser would have received aggregate sub-advisory fees in the amount set forth in Appendix I under the heading “Pro Forma Fund Level Sub-Advisory Fees For Last Fiscal Year.”  However, the Funds will now bear their proportionate share of Underlying Fund Total Expenses, as shown in the pro forma fee table.

WHAT FACTORS WERE CONSIDERED BY THE BOARD IN APPROVING THE PROPOSED SUB-ADVISORY AMENDMENTS?

For more information regarding the considerations of the Board in approving the Proposed Sub-Advisory Amendments in connection with the Proposed Conversion, please see the discussion under Proposal Six-A above and also Appendix C hereto.

WHAT IS THE REQUIRED VOTE?

Shareholders of each Fund will vote separately on Proposal Six-C and all shareholders of all classes of shares of each Fund will vote together as a single class on such Proposal.  Approval of the Proposed Sub-Advisory Amendment for a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more that 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL SIX-C?

If Proposal Six-C is not approved by the shareholders of any Fund, the Sub-Advisory Agreement, as currently in effect, will remain in place for such Fund and the Fund will not be able to proceed with the proposed conversion to a fund-of-funds structure.  In such event, the Board will consider other appropriate action, which may include consideration of a proposal to liquidate or merge the Fund with another mutual fund in the ING Complex.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the Proposed Sub-Advisory Amendments is in the interest of each Fund and its shareholders.  Accordingly, after consideration of the above factors and such other factors and information that it considered relevant, the Board, including all of the Independent Directors, unanimously approved the Proposed Sub-Advisory Amendments and voted to recommend approval to the shareholders of the Funds.  The Board is recommending that shareholders of the funds vote “FOR” Proposal Six-C.

THE BOARD RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL SIX-C.

GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President, or one or more substitutes designated by them, as proxies who are authorized to vote Funds shares as directed by shareholders. Please complete and execute your Proxy Ballot. All properly executed Proxy Ballots received prior to taking the vote at the Special Meeting and not revoked will be voted as instructed on the Proxy Ballot. If the Proxy Ballot is signed and returned without indicating any voting instructions, the shares represented by that Proxy Ballot will be voted in favor of the Proposal, except as described under “What are the voting rights and the quorum requirements?”

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you wish to attend the Special Meeting and to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

The Board has chosen August 22, 2007 as the Record Date for determining the shareholders of each Fund that are entitled to notice of and to vote at the Special Meeting.  Each share of each class of each Fund on the Record Date is entitled to one vote and fractional shares will be counted as a fraction of a vote.  Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and to give voting instructions for each Fund in which they are a shareholder at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders owning a majority of the outstanding shares entitled to vote on a matter is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Shareholders of all Funds, together with shareholders of all other portfolio series of the Company (the “Other Funds”), will vote as a single class on Proposal One (election of directors).  Shareholders of the Other Funds will separately receive a proxy statement regarding Proposal One and will vote on Proposal One at the Special Meeting together with the shareholders of the Funds.  The nine individuals receiving a plurality of the votes cast at the Special Meeting at which a quorum is present will be elected as directors of the Company.

Shareholders of all Funds, together with shareholders of all Other Funds will vote as a single class on Proposal Two (ratification of accountants).  Shareholders of the Other Funds will separately receive a proxy statement regarding Proposal Two and will vote on Proposal Two at the Special Meeting together with the shareholders of the Funds.  Approval of Proposal Two requires the affirmative vote of a majority of the votes cast at the Special Meeting at which a quorum is present.

With respect to Proposals Three (including each sub-proposal thereof), Four, Five, and Six (including each sub-proposal thereof), shareholders of each Fund (including all classes thereof) will vote on each Proposal (and sub-proposal) as a single class of shares.  Approval of Proposals Three (including each sub-proposal thereof), Four, Five, Six-B and Six-C will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more that 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.  Approval of Proposal Six-A will require the affirmative vote of a majority of the votes cast at the Special Meeting at which a quorum is present.

In the event that a quorum of shareholders with respect to any proposal is not represented at the Special Meeting, the Special Meeting may be adjourned by affirmative vote of a majority of the shareholders present in person or by proxy at the Special Meeting and entitled to vote on such matter.  If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies are expected to vote in favor of such adjournment(s) or postponement(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to each Proposal, other than Proposals One and Two, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

ING Investments has entered into an Administration Agreement with one of its affiliates, ING Funds Services, LLC (“ING Funds Services”).  ING Funds Services provides the Fund with certain administrative services.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  The Fund anticipates that ING Funds Services will continue to provide administrative services following the approval of the Proposed Sub-Advisory Agreement.

ING Funds Distributor, LLC (“ING Funds Distributor”) is the principal underwriter and distributor of the Fund.  ING Funds Distributor is a Delaware limited liability company and its principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  The Fund anticipates that ING Funds Distributor will continue to provide services following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal years ended May 31, 2007 and 2006,  none of the Funds paid any commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION AND THE SPECIAL MEETING?

All expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne one-third by the Adviser and two-thirds by the Funds.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY BALLOT.

/s/ HUEY P. FALGOUT, JR
HUEY P. FALGOUT, JR
SECRETARY

September 18, 2007
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

List of Appendices

Appendix A	Beneficial Owners Of More Than 5% Of A Class Of The Funds As Of August 22, 2007

Appendix B	Principal Executive Officers

Appendix C	Considerations With Respect To Board Consideration And Approval Of Investment Advisory And Sub-Advisory Agreements And Amendments To Such Agreements

Appendix D	Audit Committee Charter

Appendix E	Nominating Committee Charter

Appendix F	Modification and Standardization of Current Investment Restrictions

Appendix G	Proposed Amendment To Advisory Agreement (together with the current Advisory Agreement)

Appendix H	Proposed Amendment To Sub-Advisory Agreement

Appendix I	Table Of Current and Pro forma Advisory And Sub-Advisory Fees

Appendix J	Summaries of Underlying Funds

Appendix K	List of Funds in the ING Board Complex

APPENDIX A

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND
AS OF AUGUST 22, 2007

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Strategic Allocation Conservative Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	54.5% Class A; 36.8% Class I; Beneficial	37.2%
ING Strategic Allocation Conservative Fund	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	23.2% Class A; 59.1% Class I; Beneficial	19.7%
ING Strategic Allocation Conservative Fund	NWNL Ins Co Retirement Plan Div Lifestyle I Separate Acct 3 C/O Northstar Administrators Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	8.6% Class A; Beneficial	5.4%
ING Strategic Allocation Conservative Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	18.0% Class B; 33.5% Class C; Beneficial	4.2%
ING Strategic Allocation Conservative Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.3% Class C; Beneficial	0.5%
ING Strategic Allocation Growth Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	47.0% Class A; 39.1% Class I; Beneficial	28.4%
ING Strategic Allocation Growth Fund	ING Life Insurance & Annuity Co Central Valuation Unit 151 Farmington Ave TN41 Hartford, CT 06156-0001	20.0% Class A; 58.7% Class I; Beneficial	16.7%
ING Strategic Allocation Growth Fund	NWNL Ins Co Retirement Plan Div Lifestyle I Separate Acct 3 C/O Northstar Administrators Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	13.0% Class A; Beneficial	6.6%

A-1

Fund	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Fund
ING Strategic Allocation Growth Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	10.1% Class B; 28.1% Class C; Beneficial	3.0%
ING Strategic Allocation Growth Fund	Manatee County Nursery Schools Inc 923 26th St W Bradenton, FL 34205-4046	5.1% Class C; Beneficial	0.2%
ING Strategic Allocation Moderate Fund	ING National Trust Attn Gordon Elrod 151 Farmington Ave Hartford, CT 06156-0001	51.7% Class A; 53.0% Class I; Beneficial	37.1%
ING Strategic Allocation Moderate Fund	ING Life Insurance & Annuity Co Central Valuation Unit 151 Farmington Ave TN41 Hartford, CT 06156-0001	25.4% Class A; 44.8% Class I; Beneficial	20.3%
ING Strategic Allocation Moderate Fund	NWNL Ins Co Retirement Plan Div Lifestyle I Separate Acct 3 C/O Northstar Administrators Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	11.6% Class A; Beneficial	7.0%
ING Strategic Allocation Moderate Fund	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 98358 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	10.5% Class B; 17.6% Class C; Beneficial	2.3%
ING Strategic Allocation Moderate Fund	NFS LLC FEBO Jessica Sobolik Willey TOD Jonathan D Willey 211 Burlingame Ave Burlingame, CA 94010-2827	5.1% Class C; Beneficial	0.1%

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

A-2

APPENDIX B

PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

SHAUN P. MATHEWS- President and CEO

Stanley D. Vyner - Executive VP and CIO - International Equities Michael J. Roland - Executive VP, CFO, and Treasurer Lydia L. Homer - Senior VP and Controller Joseph M. O’Donnell - Senior Vice President and Chief Compliance Officer Huey P. Falgout, Jr. - Secretary

PRINCIPAL EXECUTIVE OFFICERS OF ING SERIES FUND, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

SHAUN P. MATHEWS  - President, CEO

Joseph M. O’Donnell - Executive Vice President and CCO Todd Modic - Senior Vice President, CFO and Assistant Secretary Ernest J. C’Debaca - Senior Vice President Robyn Ichilov - Vice President and Treasurer Theresa K. Kelety -Secretary

PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

SHAUN P. MATHEWS  - President, CEO

Michael J. Roland - Executive Vice President Lydia Homer - Senior Vice President, CFO and Treasurer Ernest J. C’Debaca - Senior Vice President Huey P. Falgout, Jr. - Vice President and Secretary

PRINCIPAL EXECUTIVE OFFICERS OF
ING INVESTMENT MANAGEMENT CO.
230 PARK AVENUE
NEW YORK, NEW YORK 10169

ROBERT CRISPIN - President and CEO

Rick Nelson – CIO, Jeff Becker – CFO, Michael Gioffre – CCO, Gerald Lins - General Counsel

BIOGRAPHIES OF PRINCIPAL OFFICERS OF THE COMPANY

Information about the Company’s Officers is set forth in the table below:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews (5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004-Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 – Present

Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York Age: 57	Executive Vice President	March 2002 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice Present, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 -Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 – Present

Senior Vice President, ING Investments, LLC (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 – Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999-October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 – Present

Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000-April 2003).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary

Chief Counsel, ING Americas, U.S. Legal Service (September 2003 – Present. Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002)

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc.

(5) Mr. Mathews commenced services as CEO and President of ING Funds on November 11, 2006.

(6) Directed Services, LLC is the successor in interest to Directed Services, Inc.

APPENDIX C

CONSIDERATIONS WITH RESPECT TO BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS AND AMENDMENTS TO SUCH AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”).  Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds within the ING family of funds (each, a “Fund” and, collectively, the “Funds”), including the ING Strategic Allocation Conservative Fund, the ING Strategic Allocation Moderate Fund and the ING Strategic Allocation Growth Fund (the “Strategic Allocation Funds”), has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”).

Set forth below is a description of the process followed by the Board in considering approval of the continuation of each current Advisory and Sub-Advisory Agreement (collectively, the “Agreements”) of all Funds as part of the annual contract approval process most recently completed in December 2006, including the current Agreements for the Strategic Allocation Funds.  Such description includes an explanation of factors considered and related conclusions reached by the Board in December 2007 in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to the Agreements for each Strategic Allocation Fund.  Also set forth below is a description of additional factors considered and related conclusions reached by the Board in April 2007 in approving proposed amendments (the “Amendments”) to the Agreements for the Strategic Allocation Funds.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds.  Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.  The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-

timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses.  The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Directors, meeting separately with independent legal counsel, reviewed and evaluated the information described above.  As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee.  The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process.  The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers.  The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services.  Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.  With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information.  The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.  With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds.  With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage.  The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform.  Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”).  The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006.  Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each of the Strategic Allocation Funds, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services.  As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund.  In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds.  With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements.  With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis.  Summaries of selected portions of the fee and expense information reviewed with respect to each Fund covered by this report are set forth below under “Fund-by-Fund Analysis.”  After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds.  With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006.  With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee.  The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.  With respect to Funds sub-advised by an affiliate of the

Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund.  The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage.  The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets.  The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds.  In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods.  The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds.  The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease.  The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds.  Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis for Strategic Allocation Funds

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Strategic Allocation Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters.  Except as otherwise indicated, the performance data described below for each Strategic Allocation Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the three-year period, but underperformed for all other periods presented; and (2) the Fund outperformed its benchmark index for the year-to-date, one-, three- and five-year periods, but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in its Morningstar category in the second quintile for the three-year period and in the fourth quintile for all other periods presented.  The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses.  The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the three- and five-year periods, in the fourth quintile for the most recent calendar quarter and year-to-date period and in the fifth quintile for the one-year period.  The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses.  The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of ING Strategic Allocation Growth Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the second quintile for the five-year period, in the fourth quintile for the year-to-date and three-year periods and in the fifth quintile for the most recent calendar quarter and one-year period.  The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses.  The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

Additional Considerations in Connection with the Approval of Amendments to the Agreements

At a meeting of the Board held on April 5, 2007, the Board, including all of the Independent Directors, voted unanimously to approve amendments (the “Amendments”) to the Advisory and Sub-Advisory Agreements for each of the Strategic Allocation Funds.  Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

In voting to approve the Amendments, the Board considered the information previously provided by management relating to the manner in which the proposed conversion of each Strategic Allocation Fund to a fund-of-funds structure will impact the nature and extent of the services provided by the Adviser and Sub-Adviser to the Fund.  Similarly, the Board considered the nature and extent of the services that will be provided by the Adviser and Sub-Adviser for the Fund indirectly through its services as an adviser and sub-adviser of one or more mutual funds within the ING family of funds in which each Fund will invest (each, an “Underlying Fund”).  The Board also reviewed comparative fee and expense information of similar mutual funds that operate as funds-of-funds.

Based upon this and related information, including the information reviewed by the Board in connection with the annual review of the Agreements completed in December 2006 (as described above), the Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees that will be paid under such Agreements, as modified by the Amendments.  The Board also concluded that, in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the management fee to be charged to the Strategic Allocation Funds for advisory, sub-advisory and related services under the Amendments is fair and reasonable and that the total expense ratio of each Fund will be reasonable.  In this regard, the Board considered the total fees and expenses to be borne by each Fund, including the fees and expenses borne indirectly by each Fund as a shareholder of the Underlying Funds, on a gross basis and after giving effect to any undertaking to cap expenses of a Fund.  The Board specifically considered the undertaking provided by the Adviser to limit the total expenses of each Fund for a period of at least three years from the date of the conversion to a fund-of-funds structure at the expense cap currently in place for the Fund.  Based upon the foregoing, the Board concluded that approval of the Amendments to the Agreements for each Fund would be consistent with the interests of shareholders of each Fund.

APPENDIX D

AUDIT COMMITTEE CHARTER

CHARTER
OF THE
ING FUNDS
AUDIT COMMITTEE

Effective Date:	May 29, 2003
Last Approved:	December 12, 2006

Charter
of the
ING Funds
AUDIT COMMITTEE

A.            Establishment of the Committee

The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees

(1) (collectively, the “Board”) of the ING Funds (each a “Fund,” collectively, the “Funds”(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this “Charter”).

B.            Purpose

The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Committee is oversight.  Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements.  Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing

(1)

These include: the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the “Unified Board”); the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the “ING Funds (former Aetna) Board”); and the Board of Directors of ING Partners, Inc. (the “IPI Board”).

(2)

Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work.  Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds.  The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent.  The Committee may meet with any such persons without the participation of any other representatives of Fund management.

C.                                     Meetings

The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require.  In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

A majority of the Committee’s members will constitute a quorum.  At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote.  The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D. Committee Members; Audit Committee Financial Expert

1.             Members.  The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership.  The Board will review and consider Committee membership annually.  No “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) may be a member of the Committee.  The Committee members may appoint a chairperson from its members.

2.             Audit Committee Financial Expert.  Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below.  The Committee is not required to have an audit committee financial expert.

•                                          To be identified as an audit committee financial expert, the Committee member must have the following attributes:  (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

•                                          A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following:  (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR.   The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

E.                                      Pre-Approval of Services

1.             Pre-Approval of Audit Services.  The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors.  The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

2.             Pre-Approval of Non-Audit Services.  The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund’s auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b)  financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i)  expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

3.             Pre-approval with respect to Non-Fund Entities.  The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund. (6)  The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

4.             Delegation.  The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is

(3)

No pre-approval is required as to non-audit services provided to a Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(4)

With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(5)

For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6)

No pre-approval is required by the Committee as to non-audit services provided to: (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

F.             Relationship with Auditors and Management

1.             Auditor Qualifications.  The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.

•                                          The Committee will inquire as to whether the auditors are independent.  This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence.  The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

•                                          The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates.  As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

2.             Rotation of Audit Partners.  The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period.(8)  Audit partners may not serve other Funds in the ING investment company complex during their “time out” periods.

3.             Meetings with Auditors.  The Committee will meet with the Funds’ independent auditors for the purposes set out below.  The Committee may determine to conduct these meetings outside the presence of Fund management.

(7)          “Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee.  The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

(8)          The rotational periods will be phased in as follows:  (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a “fresh start” for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period.  For investment companies, the SEC accepts an extended “year,” to encompass the fiscal year ends of all funds in a fund complex.

•                                          Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

•                                          At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders.  The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

•                                          The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to:  (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.  If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing.  The Committee may discuss these matters with management.

•                                          The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures.  The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

•                                          The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.             Discussions with Management.  The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:  (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.

5.             Changes in Accounting Principles or Practices.  The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors.  The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change.  The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6.             Illegal Acts and Other Matters.  As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements.  The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors.  The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9)  The Committee will report all such matters to the full Board no later than the next regular meeting of the Board.  The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7.             Receive Certifying Officers’ Reports.  The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding:  (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

G.            Other

1.             Review Charter.  The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

(9)          The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

2.             Counsel Reports.  If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

3.             Amendments.  If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members.  If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”

4.             Board Communications.   At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the independent directors/trustees of the Board.

5.             Records.  A copy of this Charter will be maintained by the Funds in an easily accessible place.

Adopted by the Unified Board on June 2, 2004
Adopted by the ING Funds (former Aetna) Board on June 22, 2004

Exhibit A to the Audit Committee Charter

I.              Funds under the direction of the Unified Board:

ING INVESTORS TRUST

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

ING PARTNERS, INC

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

II.            Funds under the direction of the ING Funds (former Aetna) Board:

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

D-A-1

Exhibit B to the Audit Committee Charter

List of Audit Committee Members

UNIFIED Board:

J. Michael Earley	Independent Director and Chairman
Patrick W. Kenny	Independent Director
Roger B. Vincent	Independent Director
David W.C. Putnam	Independent Director

ING FUNDS (former Aetna) Board:

Corine T. Norgaard	Independent Director and Chairman
Joseph E. Obermeyer	Independent Director and Vice Chairman
Maria T. Fighetti	Independent Director
Albert E. DePrince, Jr.	Independent Director
Sidney Koch	Independent Director
Edward T. O’Dell	Independent Director

D-B-1

APPENDIX E

NOMINATING COMMITTEE CHARTER

1.                                       Composition of the Nominating Committee.  The Nominating Committee of each registered investment company listed on Appendix A hereto (each a “Fund”) shall be comprised of at least three members of the Board of Directors/Trustees of such Fund (“Trustees”).  All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  The members of the Committee and a Chairperson of the Committee shall be appointed annually by the Board upon the recommendation of a majority of the Independent Trustees.

2.                                       Purpose of the Nominating Committee.  The purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees.

3.                                       Meetings of the Nominating Committee.  Meetings (including telephonic meetings) of the Nominating Committee shall be held at such times, at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board, the Committee or the Chairperson of the Committee.  A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members participating (either in person or by telephone) and voting shall determine any matter submitted to a vote.  The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

4.                                       Duties and Powers of the Nominating Committee.  To carry out its purpose, the Nominating Committee shall have the following duties and powers with respect to each Fund:

(a)          To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, which procedures are set forth on Appendix B hereto.

(b)         To recommend to the Board individuals to be appointed or nominated for election as Independent Trustees.

(c)          To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board.

(d)         To report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

E-1

5.                                       Resources and Authority of the Nominating Committee.  The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds.  The Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under this charter.  In fulfilling its duties under this charter, the Committee shall have direct access to such officers and employees of the Funds, the Funds’ investment adviser and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

E-2

APPENDIX A TO THE NOMINATING COMMITTEE CHARTER

[List of ING Funds]

E-A-1

APPENDIX B TO THE NOMINATING COMMITTEE CHARTER

ING FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.                                         Identification of Candidates.  When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, legal counsel, auditors, independent consultants, executive search firms and shareholders of a Fund who submit recommendations in accordance with these procedures.  In no event shall the Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Committee has invited management to make such a recommendation.

II.                                     Shareholder Candidates.  The Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund, provided that such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Information received from a shareholder setting forth a recommendation shall be retained for use by the Nominating Committee for not more than 12 months.  Shareholders shall be directed to address any such recommendation to the attention of the Nominating Committee, c/o the Secretary of the Fund.  Promptly upon receipt of a recommendation from a shareholder, on behalf of the Nominating Committee, the Secretary shall send a written acknowledgement of receipt of the recommendation, which acknowledgement shall indicate that the information will be retained by the Nominating Committee for not more than 12 months.

III.                                 Evaluation of Candidates.  In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

E-B-1

APPENDIX F

MODIFICATION AND STANDARDIZATION OF THE FUNDS’

FUNDAMENTAL INVESTMENT RESTRICTIONS

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Current Restriction	Proposed Restriction
Industry Concentration (Proposal 3.A)

Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively referred to as the “ING Strategic Allocation Funds”), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or tax exempt securities issued by any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Diversification (Proposal 3.B)

Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund’s total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction.

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies.

Current Restriction	Proposed Restriction
Borrowing (Proposal 3.C)

Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund’s assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund’s assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

Lending (Proposal 3.D)

Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets.

Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.

Underwriting (Proposal 3.E)

Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

Current Restriction	Proposed Restriction
Real Estate (Proposal 3.F)

Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interest therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interests in real estate and the security defaults).

Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Senior Securities (Proposal 3.G)

Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Commodities (Proposal 3.H)

Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

APPENDIX G

PROPOSED AMENDMENT TO ADVISORY AGREEMENT, TOGETHER WITH CURRENT AGREEMENT, TOGETHER WITH CURRENT AGREEMENT

FORM OF PROPOSED

AMENDMENT TO AMENDED INVESTMENT MANAGEMENT AGREEMENT

ING SERIES FUND, INC.

This Amendment, effective as of               , 2007, amends the Amended Investment Management Agreement (the “Agreement”) dated the 1st day of April 2004, as amended, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Series Fund, Inc., a Maryland corporation (the “Fund”).

W I T N E S S E T H

WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of              , 2007.

NOW, THEREFORE, the parties agree as follows:

1.             That portion of Schedule A (the fee schedule) applying with respect to the Strategic Allocation Conservative Fund, the Strategic Allocation Growth Fund, and the Strategic Allocation Moderate Fund, each a Series of the Fund, is hereby deleted and replaced with the Schedule A attached hereto.  “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act.  “ADNA” shall mean the average daily net assets of the Fund.

2.             In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING SERIES FUND, INC.

By:

SCHEDULE A

with respect to the

(a)                                  AMENDED INVESTMENT MANAGEMENT AGREEMENT

between

ING SERIES FUND, INC.

and

ING INVESTMENTS, LLC

Series	Annual Investment Management Fee
(as a percentage of ADNA)
ING Strategic Allocation Conservative Fund	Direct Investments
ING Strategic Allocation Growth Fund	0.800% on first $500 million
ING Strategic Allocation Moderate Fund	0.775% on next $500 million
0.750% on next $500 million
0.725% on next $500 million
0.700% over $2 billion

Underlying Funds
0.08%

AMENDED INVESTMENT MANAGEMENT AGREEMENT

This AGREEMENT made this 1st day of April, 2004 between ING SERIES FUND, INC. (the “Fund”), a Maryland corporation, and ING INVESTMENTS, LLC (the “Manager”), an Arizona limited liability company (the “Agreement”).

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

WHEREAS, the Manager is willing to render such services to the Fund;

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.             Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Directors, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as “Series”). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of Directors of the Fund, the Manager is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisors, whether or not affiliated with the Manager (each a “Sub-Adviser”).  The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”).  The Fund and Manager understand and agree that the Manager may manage each Series in a “manager-of-managers” style with either a single or multiple sub-advisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Sub-Advisers to the Fund; and (ii) periodically make recommendations to the Fund’s Board of Directors regarding the results of its evaluation and monitoring functions.  The Fund recognizes that, subject to the approval of the Board of Directors of the Fund, a sub-adviser’s services may be terminated or modified and that the Manager may appoint a new Sub-Adviser for a Series, subject to an applicable SEC Order.

2.             Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Directors of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

(a)           Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the Fund’s Directors, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Fund’s current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Directors as provided below or directly by the Manager as provided in Section 3 of this Agreement;

(b)           In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund’s Board of Directors investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Fund’s current registration statement (any such firms approved by the Board of Directors and engaged by the Fund and/or the Manager are referred to herein as “Sub-Advisers”);

(c)           Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series;

(d)           Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(e)           If appropriate, analyze and recommend for consideration by the Fund’s Board of Directors termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(f)            Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under respective portfolio management agreements (“Sub-Adviser Agreements”);

(g)           Render to the Board of Directors of the Fund such periodic and special reports as the Board may reasonably request; and

(h)           Make available its officers and employees to the Board of Directors and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

3.             Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund’s Board of Directors, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale, or any offering, of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended. Furthermore:

(a)           The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

(b)           The Manager will conform with the 1940 Act and all rules and regulations thereunder,

all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)           On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Fund’s Board of Directors, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

(d)           In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian.

(e)           The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund and any applicable procedures adopted by the Fund’s Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(f)            The Manager will make available to the Fund, promptly upon request, any of the Series’ or the Manager’s investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g)           The Manager will regularly report to the Fund’s Board of Directors on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Fund’s Board of Directors with respect to the Series such periodic and special reports as the Directors may reasonably request.

(h)           In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the

Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Directors of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.             Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5.             Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6.             Records. The Fund agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Fund with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Fund and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

7.             Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Manager or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

8              Compensation. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 7. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

9.             Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

10.           Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect with respect to each Fund until December 31, 2005 and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to approve or continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

11.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors and the Manager.

12.           Use of Names. It is understood that the names “ING” and “ING Investments, LLC” or any derivatives thereof or logos associated with those names is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such names are included therein).

13.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

14.           Applicable Law.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ING SERIES FUND, INC.

By:

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

SCHEDULE A

with respect to the

AMENDED INVESTMENT MANAGEMENT AGREEMENT

between

ING SERIES FUND, INC.

and

ING INVESTMENTS, LLC

Series	Annual Investment Management Fee
(as a percentage of ADNA)
Brokerage Cash Reserves	0.200% on first $1 billion
0.190% on next $2 billion
0.180% over $3 billion

ING Aeltus Money Market Fund	0.400% on first $500 million
0.350% on next $500 million
0.340% on next $1 billion
0.330% on next $1 billion
0.300% over $3 billion

ING Balanced Fund	0.800% on first $500 million
0.750% on next $500 million
0.700% on next $1 billion
0.650% over $2 billion

ING Bond Fund	0.500% on first $250 million
0.475% on next $250 million
0.450% on next $250 million
0.425% on next $1.25 billion
0.400% over $2 billion

ING Classic Principal Protection Fund I	0.650%

ING Classic Principal Protection Fund II	0.650%

ING Classic Principal Protection Fund III	0.650%

Series	Annual Investment Management Fee
(as a percentage of ADNA)
ING Classic Principal Protection Fund IV	0.650%

ING Equity Income Fund	0.700% on first $250 million
0.650% on next $250 million
0.625% on next $250million
0.600% on next $1.25 billion
0.550% over $2 billion

ING Global Science and Technology Fund	1.050% on first $500 million
1.025% on next $500 million
1.000% over $1 billion

ING Government Fund	0.500% on first $250 million
0.475% on next $250 million
0.450% on next $250 million
0.425% on next $1.25 billion
0.400% over $2 billion

ING Growth Fund	0.700% on first $250 million
0.650% on next $250 million
0.625% on next $250 million
0.600% on next $1.25 billion
0.550% over $2 billion

ING Index Plus LargeCap Fund	0.450% on first $500 million
0.425% on next $250 million
0.400% on next $1.25 billion
0.375% over $2 billion

ING Index Plus MidCap Fund	0.450% on first $500 million
0.425% on next $250 million
0.400% on next $1.25 billion
0.375% over $2 billion

ING Index Plus Protection Fund	0.250% during offering period
0.650% during guarantee period
0.450% thereafter

ING Index Plus SmallCap Fund	0.450% on first $500 million

Series	Annual Investment Management Fee
(as a percentage of ADNA)
0.425% on next $250 million
0.400% on next $1.25 billion
0.375% over $2 billion

ING International Growth Fund	0.850% on first $250 million
0.800% on next $250 million
0.775% on next $250 million
0.750% on next $1.25 billion
0.700% over $2 billion

ING Small Company Fund	0.850% on first $250 million
0.800% on next $250 million
0.775% on next $250 million
0.750% on next $1.25 billion
0.725% over $2 billion

ING Strategic Allocation Balanced Fund	0.800% on first $500 million
0.775% on next $500 million
0.750% on next $500 million
0.725% on next $500 million
0.700% over $2 billion

ING Strategic Allocation Growth Fund	0.800% on first $500 million
0.775% on next $500 million
0.750% on next $500 million
0.725% on next $500 million
0.700% over $2 billion

ING Strategic Allocation Income Fund	0.800% on first $500 million
0.775% on next $500 million
0.750% on next $500 million
0.725% on next $500 million
0.700% over $2 billion

ING Value Opportunity Fund	0.700% on first $250 million
0.650% on next $250 million
0.625% on next $250 million
0.600% on next $1.25 billion
0.550% over $2 billion

APPENDIX H

PROPOSED AMENDMENT TO SUB-ADVISORY AGREEMENT, TOGETHER WITH CURRENT AGREEMENT, TOGETHER WITH CURRENT AGREEMENT

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN ING INVESTMENTS, LLC

FORM OF PROPOSED

AND ING INVESTMENT MANAGEMENT CO.

This Amendment, effective as of                , 2007, amends the Amended Sub-Advisory Agreement (the “Agreement”) dated the 1st day of March 2002, as amended, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co., with respect to ING Series Fund, Inc.

W I T N E S S E T H

WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of             , 2007.

NOW, THEREFORE, the parties agree as follows:

1.             That portion of Schedule A (the fee schedule) applying with respect to the Strategic Allocation Conservative Fund, the Strategic Allocation Growth Fund, and the Strategic Allocation Moderate Fund, each a Series of ING Series Fund, Inc., is hereby deleted and replaced with the Schedule A attached hereto.  “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act.  “ADNA” shall mean the average daily net assets of the Fund.

2.             In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING INVESTMENT MANAGEMENT CO.

By:
Michael Gioffre
Senior Vice President

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO.

IV. Series	V. Annual Sub-Advisory Fee
(as a percentage of ADNA)

ING Strategic Allocation Conservative Fund	Direct Investments
ING Strategic Allocation Growth Fund	0.360% on first $500 million
ING Strategic Allocation Moderate Fund	0.349% on next $500 million
0.338% on next $500 million
0.326% on next $500 million
0.315% over $2 billion

Underlying Funds
0.02%

SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of March, 2002 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Aeltus Investment Management, Inc., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Directors/Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors/Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series’ shares were voted since the prior report, including the name of the corresponding issuers.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors/Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c) The Sub-Adviser will provide reports to the Fund’s Board of Directors/Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors/Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Directors/Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Directors/Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the

Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7. Compliance.

(a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors/Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this

Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

13. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

14. Duration and Termination.

(a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Directors/Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to each Fund ending on the date indicated on Schedule A and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors/Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors/Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub- Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b) Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Series Fund, Inc.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

Aeltus Investment Management, Inc.

10 State House Square

Hartford, Connecticut 06103

Attention: Chief Compliance Officer

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors/Trustees and the Sub-Adviser.

16. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g) This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING Investments, llc

By: Michael J. Roland
Executive Vice President

AELTUS INVESTMENT MANAGEMENT, INC.

By:

APPENDIX I

TABLE OF CURRENT AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES

ADVISORY FEE PRO FORMA INFORMATION

Fund Name	Actual Advisory Fees Paid for Last Fiscal Year	Actual Advisory Fees Paid for Last Fiscal Year (as % of ADNA)	Pro Forma(1) Fund Level Advisory Fees for Last Fiscal Year	Pro Forma Fund Level Advisory Fees for Last Fiscal Year (as % of ADNA)	Pro Forma(2) Underlying Fund Level Advisory Fees for Last Fiscal Year	Pro Forma Underlying Fund Level Advisory Fees for Last Fiscal Year (as % of ADNA)	Total Pro Forma(2) Advisory Fees for Last Fiscal Year	Total Pro Forma Advisory Fees for Last Fiscal Year (as % of ADNA)
Strategic Allocation Conservative	$344,542	0.80%	$34,454	0.08%	$147,937	0.34%	$182,391	0.42%
Strategic Allocation Growth	$779,201	0.80%	$77,920	0.08%	$440,833	0.45%	$518,753	0.53%
Strategic Allocation Moderate	$834,890	0.80%	$83,489	0.08%	$414,210	0.40%	$497,699	0.48%

(1)   Pro forma here means assuming the new fund-of-fund arrangements were in effect, ADNA was the same as actual, AND such assets were invested in Underlying Funds rather than in direct investments.

(2)   Pro forma here means assuming the new fund-of-fund arrangements were in effect, ADNA was the same as actual, AND such assets were invested in accordance with the projected initial allocation among Underlying Funds for the entire fiscal year.

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SUB-ADVISORY FEE PRO FORMA INFORMATION

Fund Name	Actual Sub- Advisory Fees Paid for Last Fiscal Year	Actual Sub- Advisory Fees Paid for Last Fiscal Year (as % of ADNA)	Pro Forma(1) Fund Level Sub-Advisory Fees for Last Fiscal Year	Pro Forma Fund Level Sub-Advisory Fees for Last Fiscal Year (as % of ADNA)	Pro Forma(3) Underlying Fund Level Sub-Advisory(2) Fees for Last Fiscal Year	Pro Forma(3) Underlying Fund Sub- Advisory(2) Fees for Last Fiscal Year (as % of ADNA)	Total Pro Forma(3) Sub- Advisory(2) Fees for Last Fiscal Year	Total Pro Forma(3) Sub- Advisory(2) Fees for Last Fiscal Year Year (as % of ADNA)
Strategic Allocation Conservative	$154,881	0.36%	$8,614	0.02%	$71,376	0.17%	$79,990	0.19%
Strategic Allocation Growth	$350,427	0.36%	$19,480	0.02%	$196,381	0.20%	$215,861	0.22%
Strategic Allocation Moderate	$375,351	0.36%	$20,872	0.02%	$191,147	0.18%	$212,019	0.20%

(1)   Pro forma here means assuming the new fund-of-fund arrangements were in effect, ADNA was the same as actual, AND such assets were invested in Underlying Funds rather than in direct investments.

(2)   Includes sub-advisory fees that would have been paid to ING Clarion Real Estate Securities L.P., an affiliate of the Sub-Adviser, in its capacity as the sub-adviser to ING VP Real Estate Portfolio.

(3)   Pro forma here means assuming the new fund-of-fund arrangements was in effect, ADNA was the same as actual, AND such assets were invested in accordance with the projected initial allocation among Underlying Funds for the entire fiscal year.

I-2

Appendix J
Summaries of Underlying Funds

Funds Receiving an Initial Allocation

ING Index Plus LargeCap Fund

Objective: Seeks to outperform the total return performance of the Standard & Poor’s 500 Composite Stock Price Index while maintaining a market level of risk.

Principal Investment Strategies:  Invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Sub-Adviser defines large-capitalization companies as companies that are included in the index at the time of purchase and that have a market capitalization of at least $3 billion. At June 30, 2006, the smallest company in the S&P 500 Index has a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The Fund may also invest in derivative instruments. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ING Index Plus MidCap Fund

Objective: Seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index while maintaining a market level of risk.

Principal Investment Strategies:  Invests at least 80% of its assets in securities of mid- capitalization companies included in the S&P MidCap 400 Index. The Sub-Adviser defines mid-capitalization companies as those companies that are included in the S&P MidCap 400 Index at the time of purchase. At June 30, 2006, the smallest company in the S&P MidCap 400 Index has a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion. The Fund may also invest in derivative instruments. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ING Index Plus SmallCap Fund

Objective: Seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index while maintaining a market level of risk.

Principal Investment Strategies:  Invests at least 80% of its assets in securities of small- capitalization companies included in the S&P SmallCap 600 Index. The Sub-Adviser defines mid-capitalization companies as those companies that are included in the S&P SmallCap 600 Index at the time of purchase. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index has a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.  The Fund may also invest in derivative instruments. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ING Real Estate Fund

Objective:  Seeks total return consisting of long-term capital appreciation and current income.

Principal Investment Strategies:  Invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies. Real estate companies consist of companies that are principally engaged in the real estate industry. The Fund may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Fund may invest in initial public offering. The Fund is non-diversified, which means it may invest a significant portion of assets in a single issuer.

ING Index Plus International Equity Fund

Objective:  Seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index, while maintaining a market level of risk.

Principal Investment Strategies:  Invests at least 80% of its assets in stock included in the MISCI EAFE Index, exchange-traded funds and derivatives, including futures and options, whose economic returns are similar to the MSCI EAFE Index or its components. The Fund/Portfolio may also invest in securities that are convertible into common stocks included in the MSCI EAFE Index.

ING Intermediate Bond Fund

Objective:  Seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

Principal Investment Strategies:  Invests at least 80% of its assets in a portfolio of bonds, including but not limited to, corporate, government and mortgage bonds which, at the time of investment, are rated investment grade (at least BBB- by Standard & Poor’s Rating Group or Baa3 by Moody’s Investors Service, Inc. or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield debt securities rated below investment grade (“junk bonds”), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The Fund may also invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign currencies, foreign currencies, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices and interest rates, including options and futures denominated in foreign currencies. The Fund may also engage in dollar roll transactions and swap agreements. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

ING Money Market Fund

Objective:  Seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a $1.00 net asset value per share.

Principal Investment Strategies:  Invests in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, as amended, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund will invest in obligations permitted to be purchased under Rule 2a-7. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. The Fund may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations.

Funds Not Receiving an Initial Allocation

ING Global Bond Fund

Objective: Seeks to maximize total return through a combination of current income and capital appreciation.

Principal Investment Strategies:  Invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of bonds of issuers in a number of different countries, which may include the U.S.  The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the Investment Company Act of 1940, as amended. The Fund invests primarily in investment grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment grade (at least BBB- by Standard & Poor’s Rating Group or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. The Fund may also invest up to 5% of its assets in a combination of floating rate secured loans and shares of ING Prime Rate Trust, a closed-end investment company that invests in senior loans. Although the Fund may invest a portion of its assets in high yield debt securities rated below investment grade, the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

ING Global Real Estate Fund

Objective: Seeks to provide investors with high total return.

Principal Investment Strategies:  Invests at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. This portion of the portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Fund/Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs”). The Fund/Portfolio may invest in companies locate din countries with emerging securities markets. The Fund/Portfolio is non-diversified which means it may invest a significant portion of its assets in a single issuer.

ING Global Natural Resources Fund

Objective: Seeks to attain long-term capital appreciation.

Principal Investment Strategies:  Invests at least 80% of its assets in equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Fund is permitted to invest up to a maximum of 50% of its net assets in any single natural resources industry. The Fund may also invest in: securities issued by companies that are not in natural resources industries; investment grade corporate debt; repurchase agreements and derivatives. The Fund is permitted to invest directly in commodities including gold bullion and coins. The Fund may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Fund invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock, direct equity interests in trusts (including Canadian Royalty Trusts); preferred stock; partnerships, including master limited partnerships; restricted securities; American Depositary Receipts and Global Depositary Receipts. The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder. The Fund is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

ING High Yield Bond Fund

Objective: Seeks to provide investors with a high level of current income and total return.

Principal Investment Strategies:  Invests at least 80% of its assets in a portfolio of high yield (high risk) bonds, commonly referred to as junk bonds.”  High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (NRSRO) or are rated below investment grade (BBB- by Standard & Poor’s Rating Group or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a

NRSRO. The Fund/Portfolio defines high-yield bonds to include: bank loans; pay-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment grade. Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers, including securities of companies in emerging markets. The Fund/Portfolio may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements, including credit default swaps. The Fund/Portfolio may invest in derivatives and companies of any size. The Fund/Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder.

APPENDIX K

LIST OF FUNDS IN ING BOARD COMPLEX

ING GET FUND

ING GET Fund – Series T

ING GET Fund – Series U

ING GET Fund – Series V

ING SERIES FUND, INC.

Brokerage Cash Reserves

ING 130/30 Fundamental Research Fund

ING Balanced Fund

ING Global Science and Technology Fund

ING Growth Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING International Equity Fund

ING Money Market Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio

ING VP Growth Portfolio

ING VP Index Plus LargeCap Portfolio

ING VP Index Plus MidCap Portfolio

ING VP Index Plus SmallCap Portfolio

ING VP International Equity Portfolio

ING VP Small Company Portfolio

ING VP Value Opportunity Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP Balanced Portfolio

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP Intermediate Bond Portfolio

ING VP MONEY MARKET PORTFOLIO

ING VP Money Market Portfolio

K-1

FORM OF PROXY CARD
[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll free [1-866-221-0697] and follow the recorded instructions. VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen directions. VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or internet, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

ING SERIES FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 25, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION MODERATE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

The undersigned hereby appoint(s) THERESA K. KELETY, HUEY P. FALGOUT, JR., AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Funds (the “Funds”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of the Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 25, 2007 at 10:00 AM, Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE,
THE PROXY WILL BE VOTED “FOR” THE PROPOSALS.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

Signature (s) (if held jointly) Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL ONE:

1. The election of nine Directors to serve until their successors are elected and qualified.

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL TWO:

2. To ratify the selection of KPMG LLP as independent auditors for the Fund for the fiscal year ending December 31, 2007.

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SUB-PROPOSALS UNDER PROPOSAL THREE:

3. To approve the following series of proposals to standardize the investment restrictions of the Fund:

3.A to modify the fundamental investment restriction on concentration.

For ☐ Against ☐ Abstain ☐

3.B to modify the fundamental investment restriction on diversification.

For ☐ Against ☐ Abstain ☐

3.C to modify the fundamental investment restriction on borrowing.

For ☐ Against ☐ Abstain ☐

3.D to modify the fundamental investment restriction on lending.

For ☐ Against ☐| Abstain ☐

3.E to modify the fundamental investment restriction on underwriting.

For ☐ Against ☐ Abstain ☐

3.F to modify the fundamental investment restriction on real estate.

For ☐ Against ☐ Abstain ☐

3.G to modify the fundamental investment restriction on senior securities.

For ☐ Against ☐ Abstain ☐

3.H to modify the fundamental investment restriction on commodities.

For ☐ Against ☐ Abstain ☐

2

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL FOUR:

4. To approve a change in the investment objective for the fund from fundamental to non-fundamental investment objective.

For ☐ Against ☐ Abstain ☐

3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL FIVE:

5. To approve a “Manager-of-Managers” arrangement for the Fund that will permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to prior approval by the Board of Directors of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

For ☐ Against ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SUB-PROPOSALS UNDER PROPOSAL SIX:

6a. To approve the conversion of the Fund to a fund-of-funds structure.

For ☐ Against ☐ Abstain ☐

6b. To approve an amendment to the Investment Advisory Agreement between ING Investments, LLC (“ING Investments”) and ING Series Fund, Inc. to reflect the new terms of the services provided by ING Investments.

For ☐ Against ☐ Abstain ☐

6c. To approve an amendment to the Sub-Advisory Agreement between ING Investments and the Fund to reflect the new terms of the asset allocation services provided by ING Investment Management Co..

For ☐ Against ☐ Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

4